                                    [LETTERHEAD]

     THE [*] INDICATES THAT PORTIONS OF TEXT HAVE BEEN DELETED AND ARE BEING FILED UNDER SEPARATE COVER WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.




December 15, 1997



Mr. Brian Carr
Hawker Pacific, Inc.
11310 Sherman Way
Sun Valley, CA 91352

Dear Brian:

Please find enclosed for your files, one (1) fully executed copy of the Amendment 002 to our Contract 95-0102. Should you have any questions, please contact me at 901-224-4170.

Happy Holidays,


/s/ Tom Shelton

Tom Shelton
Sr. Supply Chain Specialist
AOD Category Management

TS/ps

                                                        Contract No. 95-0102-002

                          BAILMENT AND SERVICES AGREEMENT


     THIS BAILMENT AND SERVICES AGREEMENT (the "Agreement") made as of the 1st day of September, 1997 (the "Effective Date") between FEDERAL EXPRESS CORPORATION ("FedEx") and HAWKER PACIFIC, INC. ("Hawker Pacific").

                                      RECITALS

     WHEREAS, FedEx is an all-cargo carrier with a fleet of Boeing 727-100, 727-200, McDonnell Douglas DC10-10, DC10-30, MD-11, Airbus Industries A300-600F, and A310-200 aircraft equipped landing gear assemblies; and

     WHEREAS, FedEx and Hawker Pacific entered into that certain Maintenance Services Agreement dated August 19, 1994, which was amended by an Amendment dated January 23, 1996 (the "1994 Agreement"), in which Hawker Pacific agreed to provide, among other things, maintenance and overhaul services on FedEx's landing gear assemblies; and

     WHEREAS, FedEx and Hawker Pacific desire to amend the 1994 Agreement to allow FedEx to deliver various landing gear assemblies (the "Aircraft Components") to Hawker Pacific for purposes of storage and shipping to FedEx, as described herein, to engage Hawker Pacific to Restore, Modify, and Overhaul the Aircraft Components for FedEx and supply Aircraft Components to FedEx (collectively, storage, shipping, Restoring and Modifying shall be referred to as the "Services") and to omit the information contained after
Exhibit 3 of the 1994 Agreement; and

     WHEREAS, Hawker Pacific has the capacity, expertise, ability, and requisite government certifications and Applicable Manuals to provide the Services for FedEx and Hawker Pacific is willing and able to provide the Services in accordance with the provisions of this Agreement.

     FOR AND IN CONSIDERATION of the mutual covenants contained in this Agreement, FedEx and Hawker Pacific (individually a "Party" and collectively the "Parties") agree as follows:

                                     ARTICLE 1
                                    DEFINITIONS

     In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings:

     "Acceptance" shall mean FedEx's accepting an Aircraft Component from Hawker Pacific after it has been delivered or redelivered to FedEx in accordance with the requirements specified herein.

     "Aircraft Component" shall mean any unit, part, accessory, assembly, or piece of aircraft equipment which is the subject of the Services provided pursuant to this Agreement. Aircraft Components which are owned by FedEx and delivered to Hawker Pacific for storage and disposition or for use by Hawker Pacific in the performance of the Services are hereinafter referred to as "FedEx Aircraft Components" and are listed on Exhibit "B"-"FedEx Aircraft Components To Be Bailed to Hawker Pacific", attached hereto and made a part hereof by reference. Aircraft Components which are owned by Hawker Pacific and supplied to FedEx as part of the Services performed hereunder are hereinafter referred to as "Hawker Pacific Aircraft Components."

     "Airworthiness Directives" or "Advisory Directive" shall mean a regulatory notice sent out by the FAA to the registered owner of an aircraft informing the registered owner of a condition that must be corrected for the aircraft to maintain its airworthiness status.

     "Applicable Manuals" shall mean the Original Equipment Manufacturer ("OEM") Manuals, Component Maintenance Manuals ("CMM"), FedEx's Specifications, and any supplements or amendments thereto.

     "Bench Check" shall mean a series of Inspections or tests made for the purpose of discovering any faults or defects in an Aircraft Component.

     "Beyond-Economical Repair" or "BER" shall mean the condition which exists when an Aircraft Component requires Repairs which will cost more than sixty-five percent (65%) of the Replacement Cost of the Aircraft Component.

     "Date of Completion" shall mean the day that Hawker Pacific completes the Restoration or Modification of an Aircraft Component and notifies FedEx that it is Serviceable and ready for shipment to FedEx.

     "Date of Delivery" shall mean the business day on which the Service Order and the Aircraft Component is received by Hawker Pacific at its facility in Sun Valley, California.

     "Date of Redelivery" shall mean the date on which the Aircraft Component is returned to FedEx from Hawker Pacific.

     "Direct Damage" shall mean damage to an Aircraft Component that is attributable to defective restoration and modification Services being provided by Hawker Pacific on the Aircraft Component.

     "Direct Material" shall mean all supplies and materials which are incorporated into the Aircraft Component and become an integral part thereof.

     "Engineering Services" shall mean all engineering services necessary for performance of the Services, including, but not limited to, engineering required for the coordination of FedEx's Specifications with Hawker Pacific's maintenance procedures, analyses of tests and Inspection, development of required Repair, Maintenance, Modification, and Overhaul Services, and any other engineering services related to and in support of the Services, including product improvements.

     "Equipment" shall mean the individual and collective description of FedEx's landing gear assemblies, and their respective parts, components, and accessories.

     "FAA" shall mean the United States Federal Aviation Administration, or any successor organization which shall have jurisdiction over airlines formed and operated in the United States of America.

     "Field Repair Services" shall mean any Repair Service that is requested by FedEx to be performed at a location other than Hawker Pacific's facility.

     "Functional Test" shall mean any test or check of an Aircraft Component by FedEx or Hawker Pacific in its operating (or functioning) environment, using test machinery, procedures, and limits specified in the Applicable Manuals, as the same may be amended from time to time.

     "Guaranteed Turntimes" shall mean Hawker Pacific's assurance that it will ship or Restore and/or Modify the Aircraft Component within the timeframes specified within this Agreement or the Exhibits hereto. Three (3) Guaranteed Turntimes shall apply a) Hawker Pacific guarantees the in-house turn-times in Exhibit "A", b) Hawker Pacific guarantees the Direct Ship Program turn-times as defined in Exhibit "C" when a FedEx Aircraft Component is available, and c) Hawker Pacific guarantees a Turntime of four (4) hours when there is an aircraft on the ground if an Aircraft Component is available in stock and ready for shipment.

     "Indirect Material" shall mean all supplies and materials which do not become an integral part of the Aircraft Component, for example lubricants, solvents, wiping rags, emery cloths, abrasives, safety wire, plating materials, or minor hardware.

     "Inspection" shall mean a thorough examination of an Aircraft Component in order to determine its Serviceability and/or proper installation.

     "Inter-Changeable" shall mean any Aircraft Component that is identified by an alternate part number or the same part number and is the same in terms of form, fit, and function. If Hawker Pacific desires to ship an Aircraft Component that is deemed to be Inter-Changeable, Hawker Pacific must obtain the approval of the FedEx Representative prior to shipment.

     "Life-Limited Aircraft Components" shall mean Aircraft Components that are manufactured with a given Serviceable life.

     "Maintenance" shall mean the tasks necessary to preserve or improve the condition of an Aircraft Component to a specified level, including but not limited to, pre-induction testing, as required, cleaning, reworking, replacement of Indirect Materials, replacement of Direct Materials, disassembling and reassembling, lubricating, or adjusting, and final testing, as more fully described in the Applicable Manuals.

     "Maintenance Program" shall mean the Maintenance Program developed by FedEx's Engineering Department specifying the work to be performed on the Aircraft Components to increase their overall reliability and to assure their long-term integrity.

     "Manufacturers' Service Bulletins" shall mean documents issued by an OEM outlining a Modification or Maintenance process to improve the performance of such Aircraft Component.

     "Modification" shall mean alterations to the delivery configurations for an Aircraft Component which will cause it to conform to the redelivery configurations required by FedEx's Specifications.

     "Non-repairable" shall mean the classification of an item which is not serviceable at the time of removal by repair in accordance with FedEx's or the manufacturer's then current specifications.

     "Obsolete" shall mean a Component or piece of Equipment which can no longer be used as it was originally designed to be used.

     "Out-of-Scope Services" shall mean Services which require unique operations or tooling and are accomplished outside the scope of FedEx's Specifications and/or the Applicable Manuals. These Services require FedEx approval prior to beginning the performance of the Out-of-Scope Services.

     "Outside Services or Sub-Contract Services" shall mean any Services performed for Hawker Pacific by third-parties who have been approved by the FAA and FedEx to perform such Services; it is understood between the Parties that Peen-rite, Inc. and Metal Improvement, Inc. have been previously approved for shot-peening and that Messier-Bugatti, as a teaming partner with Hawker Pacific, has been previously approved for the repair and overhaul of A300-600 and A310 equipment.

     "Overhaul" shall mean the tasks necessary to locate faults or defects and return an Aircraft Component to an Overhauled condition, as more fully described in the Applicable Manuals and Exhibit "D".

     "Part" shall mean a constituent part of an Aircraft Component having no function apart from the Aircraft Component.

     "Repair" shall mean the tasks necessary to locate faults or defects in an Aircraft Component, such fault having been reported by FedEx, or discovered by Hawker Pacific during a Bench

     Check, Functional Test, or Inspection and to rectify the faults or defects or as more fully described in the Applicable Manuals and Exhibit "D".

          "Repairable" shall mean the classification of an Aircraft Component that can be made Serviceable by Repairing it in accordance with the Applicable Manual.

          "Replacement Cost" shall mean the cost to replace a like Aircraft Component based upon the market price or price listed in the current OEM catalog, whichever Hawker Pacific has paid for the replacement Aircraft Component.

           "Representatives" shall mean any FedEx employee assigned to be on Hawker Pacific's site, from time to time, in order to inspect or assess Hawker Pacific's performance of the Services and/or to provide the necessary approvals required under this Agreement.

          "Restore" shall mean the Inspection, Repair, Overhaul, and/or Maintenance action required in the Specifications to return the Aircraft Component to a Serviceable condition.

          "Schedule" shall mean a calendar setting forth FedEx's forecast for the delivery of Aircraft Components by FedEx to Hawker Pacific, which Schedule may be amended by FedEx from time to time throughout the Term of this Agreement.

          "Scrap" shall mean any discarded Aircraft Components which have little or no value for their intended purpose.

          "Serviceable" shall mean any Aircraft Component that meets all specified standards for airworthiness following completion of the Services, as defined by applicable Federal Aviation Regulations ("FAR") and FedEx's Specifications.

          "Services" shall mean all of the tasks to be performed by Hawker Pacific as described in this Agreement. Services shall include, but not be limited to, the non-exclusive Repair (including Field Repair Services), Maintenance, Modification, and Overhaul Services, Out-of-Scope Services, Engineering Services, lab-analysis, Sub-Contract Services, and all other tasks which are the responsibility of Hawker Pacific pursuant to this Agreement.

          "Service Order" shall mean a document issued by FedEx authorizing the Services to be performed on FedEx's Aircraft Components.

          "Shop Work Document" shall mean a document used by Hawker Pacific to record all Services of any type performed on an Aircraft Component.

          "Specifications" or "FedEx's Specifications" shall mean FedEx's written instructions for the performance of the Services, including, but not limited to, the following:

               (i) ENGINEERING AUTHORIZATION ("EA") - A document issued by FedEx's Engineering Division providing immediate and specific instruction and authorization for (1) a one-time major or minor Repair, (2) a one-time major or minor Modification,
     (3) a one-time substitution of Direct Materials or Inter-Changeable Components, or (4) an immediate revision of technical manuals.

               (ii) ENGINEERING ORDERS ("EO") - A document issued by FedEx's Engineering Division that (1) provides the rationale, instruction, and authorization necessary to effect Modifications, special Inspections, and Repairs to the Aircraft Component, (2) authorizes the accomplishment of the Services, including evaluations, Airworthiness Directives or Manufacturers' Service Bulletins, and (3) controls and documents the Modification, Inspection, and Repair processes in lieu of FAA Form 337.

               (iii) ENGINEERING REPORTS ("ER") - A document issued by FedEx's Engineering Division that describes the procedures necessary to effect Repairs, Overhauls, Modifications, or Maintenance on the Aircraft Component.

               (iv) COMPONENT MAINTENANCE MANUAL ("CMM") - A document issued by the OEM describing the procedure and requirements for the performance of Maintenance services on the Aircraft Components.

               (v) OEM SERVICE LETTER - A document issued by the OEM notifying the operator of changes in the specifications for the Aircraft Components.

               (vi) COMPONENT MAINTENANCE SPECIFICATION POLICY SHEETS, OSA, CAR - Component Maintenance Specification Policy Sheets, Overhaul Specifications Amendments ("OSA") and Component Approved Repairs ("CAR") are documents issued by FedEx detailing specific Overhaul procedures for FedEx's Aircraft Components.

               (vii) Any drawings or other rendering issued by FedEx's Engineering Division.

               (viii) Any additional documents which provide instructions regarding the Repair, Maintenance, Modification, or Overhaul of FedEx's Aircraft Component.

          "Standard Replacement Parts" shall mean parts that will be replaced one hundred percent (100%) of the time at each Overhaul, ie. nuts, bolts, screws, seals, and washers.

          "Standard Replenishment Order(s)" shall mean when a FedEx line station or stations requests an exchange Component by issuance of a Service Order to Hawker Pacific, and Hawker Pacific has bailed FedEx Aircraft Components in stock or is willing to provide a Hawker Pacific Aircraft Component.

          "Subcontractors" shall mean any suppliers or contractors who perform any part of the Services or provide any aircraft components to Hawker Pacific for its performance of Services, which Subcontractors shall be approved by FedEx.

     "Turntime" shall mean the number of calendar days from the business day following the Date of Delivery of the Aircraft Component to Hawker Pacific to the Date of Completion; except in the case of the Direct Ship Program for which turntime shall have the meaning set forth in Exhibit "C".

     "Used-Serviceable-Zero-Time-Since-Overhauled Parts (other than Life Limited Parts)" shall mean Serviceable parts that have not been used since their last Overhaul and which have been restored to a condition meeting the established overhaul tolerances and limits, which may, upon mutual agreement, be exchanged for FedEx's like repairable Parts.

     "Used Serviceable Life Limited Parts" shall mean Serviceable Parts designated by the OEM or FedEx as having limited life in use (either in hours, cycles, or calendar time), which are unused since their last Overhaul or which are restored to a condition meeting established overhaul tolerances and limits, and whose installations on Aircraft Components is subject to prior approval by FedEx.

                                     ARTICLE 2
                                        TERM

     SECTION 2.01. TERM. The term of this Agreement shall commence as of the Effective Date and shall expire on August 31, 2007 (the "Termination Date"). In addition, FedEx shall have the option to extend the term of this Agreement for an additional five (5) year term by giving Hawker Pacific not less than thirty (30) days written notice of its intention to so extend.

     SECTION 2.02. TERMINATION. During the first year of this Agreement, the portion of this Agreement related to the Direct Ship Program can be terminated by FedEx for any reason. As to all other provisions of the Agreement, FedEx may terminate only for cause. The phrase "for cause" shall mean that an Event Of Default has occurred and is continuing as set forth in
Article 14 hereof.

                                     ARTICLE 3
                                 SCOPE OF SERVICES

     SECTION 3.01. STANDARD SERVICES. A. When requested in writing by FedEx, Hawker Pacific shall perform the Standard Services and supply Aircraft Components which have been Functionally Tested, Bench Checked, Inspected and/or Repaired, Maintained, Modified, or Overhauled by Hawker Pacific in compliance with the requirements set forth in this Agreement and for the charges set forth in Exhibit A- "Schedule of Charges and In-House Turntimes". The scope of Services for fixed prices for Bench Check, Repair, and Overhaul Services, at a minimum, consists of those tasks and services defined herein within Article 3 and Exhibit "D", and which are included within the applicable FedEx Specifications in effect at the time of the contract, as the same may be amended from time to time. Hawker Pacific agrees to maintain and provide adequate inventories of Aircraft Components as necessary to meet FedEx's requirements to support the Services as set forth in Exhibit "D".

          B. Hawker Pacific shall provide Engineering Services for all Aircraft Components and Services furnished to FedEx. In addition, Hawker Pacific agrees to verify the actual Service Bulletin status of each Aircraft Component sent to Hawker Pacific for Service to determine whether any further Service to it is necessary because of a revision, amendment, or change in the Service Bulletin.

          C.   (i)       As more fully set forth in Exhibit "C" herein, at the
direction of FedEx, Hawker Pacific shall store and provide to FedEx the FedEx Aircraft Components delivered to Hawker Pacific by FedEx for the purpose of supplying Aircraft Components to FedEx. FedEx shall notify Hawker Pacific whenever FedEx determines, in its absolute discretion, that it desires to deliver FedEx Aircraft Components to Hawker Pacific under this Agreement.
Hawker Pacific shall ship such FedEx Aircraft Components to FedEx as necessary to replace Aircraft Components sent by FedEx to Hawker Pacific for Functional Test, Inspection, Repair, Maintenance, Modification, or Overhaul. Hawker Pacific shall ship a Serviceable Aircraft Component to replace an Aircraft Component sent to Hawker Pacific by FedEx for Repair, Maintenance, Modification, or Overhaul. If the inventory of FedEx Aircraft Components maintained by Hawker Pacific is depleted, then Hawker Pacific shall ship a Hawker Pacific Aircraft Component to FedEx on an exchange basis, if available, or as otherwise agreed by the Parties in writing. FedEx shall only be charged for the repair work necessary to return the FedEx Aircraft Component to a Serviceable condition, not for the cost of the Hawker Pacific Aircraft Component. If the inventory of Hawker Pacific Aircraft Components also is depleted for such Aircraft Component, Hawker Pacific shall promptly notify the Representative and send a notice, in writing. Notwithstanding the foregoing, Hawker Pacific shall be bound by the Turntimes contained within Exhibit "A".

               (ii) If an exchange becomes necessary, Hawker Pacific shall furnish the Aircraft Component under the terms and conditions contained in this Agreement. In the event of an exchange of a Hawker Pacific Aircraft Component (i.e. no FedEx Aircraft Component is available), title to exchanged Aircraft Component(s) shall pass between Hawker Pacific and FedEx immediately upon delivery of the FedEx Aircraft Component and the Hawker Pacific Aircraft Component, respectively, to the other Party. Hawker Pacific Aircraft Components shall be free of all liens and encumbrances at the time of exchange and Hawker Pacific shall have all right, title, and lawful authority to provide and transfer such Hawker Pacific Aircraft Components to FedEx. Hawker Pacific Aircraft Components used by Hawker Pacific shall be of a component number and modification status equal to or better than the FedEx Aircraft Component removed. Any Substitutions must be agreed to by FedEx in writing. Hawker Pacific shall warrant Hawker Pacific Aircraft Components against defects caused by faulty workmanship or material and assign to FedEx all assignable warranties, service life policies, and patent indemnities of manufacturers, suppliers, or other third-parties.

               (iii) Aircraft Components which are Beyond Economical Repair will not be repaired unless authorized by FedEx after receipt of notification from Hawker Pacific.

          D. FedEx shall prepare and forward to Hawker Pacific an Inventory Listing identifying (among other things) Inventory, FedEx Company Part Number ("CPN"),

Manufacturer's Part Number ("MPN"), part manufacturer, quantity, and description at or about the time it delivers Aircraft Components to Hawker Pacific. Hawker Pacific shall notify FedEx immediately, in writing, in the event that Hawker Pacific considers any FedEx Aircraft Component delivered to Hawker Pacific to be inconsistent with the FedEx description thereof.

          E. Hawker Pacific shall perform the Services in a good, workmanlike manner in accordance with the standards of Hawker Pacific's profession and such other accepted standards as may be applicable to Services of this kind. Hawker Pacific shall perform the Services using qualified, careful, and efficient employees, agents, or subcontractors. Hawker Pacific shall perform the Services in accordance with applicable portions of the Specifications and all current OEM, CMM (as revised from time to time by FedEx's Engineering Division), all applicable FAR's and all other requirements of the FAA or any other agency or governmental body having jurisdiction over the Services. It is a condition of this Agreement that Hawker Pacific shall meet the technical and operational requirements of an FAA-certified repair station authorized to perform the Services and be approved by FedEx's Quality Assurance department. Copies of revisions to the Specifications and FedEx's supplements to the OEM, CMM will be promptly provided to Hawker Pacific.

          F. Hawker Pacific shall obtain and maintain all permits and licenses and, at its expense, pay all fees necessary for the lawful and proper performance of the Services.

          G. Hawker Pacific shall keep full and accurate Shop Work Documents in connection with the performance of the Services, all of which records shall be open to audit by FedEx or any authorized representative of FedEx during the performance of the Services and until two (2) years following the expiration or earlier termination of this Agreement.

          H. FedEx may at any time, by written order, (copies of which shall be promptly provided to Hawker Pacific) make changes within the general scope of this Agreement in any one or more of the following requirements:

          (1) FedEx drawings, designs, or Specifications when the Services are to be performed for FedEx in accordance with those drawings, designs, or Specifications, including but not limited to, the Maintenance Program and the Component Maintenance Manual;

          (2)  Method of shipping or packing; or

          (3)  Place of delivery.

     If any such change causes an increase or decrease in the cost of, or the Turntime required for, performance of any part of the Services under this Agreement, whether or not changed by the Agreement, Hawker Pacific shall be entitled to an equitable adjustment in the contract price, the delivery schedule, or both. Failure to agree to any adjustment shall be a dispute between the Parties. However, nothing in this clause shall excuse Hawker Pacific from proceeding with the Agreement as ordered by FedEx.

          I. Hawker Pacific shall verify that all Parts installed in a landing gear assembly for DC-10 or MD-11 aircraft shall have not less than [*] cycles remaining on the Part. The only exception shall be the MLG Torque Links, the MLG Torque Link Bolts, and the MLG Torque Link Nuts. The MLG Torque Links, the MLG Torque Link Bolts, and the MLG Torque Link Nuts may be installed with less than [*] cycles remaining.

          J. Hawker Pacific shall dedicate a complete shipset for A300-600 and A310-200 landing gear support as soon as the overhaul program for each aircraft type begins. Hawker Pacific agrees to acquire an [*] for each aircraft type.

          K. FedEx may have Services on the Equipment performed in-house or by a third party at any time without liability or obligation to Hawker. It is FedEx's intent that no more than one (1) ship set of landing gear assemblies per calendar quarter (except MD-11) will be serviced by a vendor other than Hawker, exclusive of ship sets upon which Hawker is unable to perform the Services within the time periods provided herein and subject to the provisions of theis Agreement.

     SECTION 3.02. GUARANTEED TURNTIMES AND PAYMENTS. Hawker Pacific agrees that it shall maintain the Guaranteed Turntimes for Services to each Aircraft Component as set forth in Exhibit "A". Such Guaranteed Turntimes shall be maintained and shall be measured on a monthly, quarterly, and year-to-date basis and shall be reported to FedEx as required by Section 15.01, except that Out-of-Scope Services shall not be included in said report.

     (a) If Hawker Pacific fails to meet the applicable Guaranteed Turntime for Services,

                         1.  the following remedial actions shall be taken

               Upon THE FIRST OCCURRENCE of a failure to meet the Guaranteed Turntime, FedEx shall expect the issues causing the problem to be resolved immediately. Hawker Pacific agrees to provide FedEx with a detailed action plan within [*] hours of the failure outlining the steps to be taken or that have been taken to correct the problem and to keep the situation from occurring again.

               Upon THE SECOND OCCURRENCE of a failure to meet the Guaranteed Turntime within a [*] day period, FedEx expects the issues causing the problem to be resolved immediately. Hawker Pacific agrees to provide FedEx with another detailed action plan within [*] hours outlining the steps to be taken or that have been taken to correct the problem and to keep the situation from occurring again and Hawker Pacific's Vice-President, Landing Gear Business Unit, agrees to call FedEx's Manager of Category Management to discuss the problems.

               Upon THE THIRD OCCURRENCE within a [*] day period, FedEx shall expect the issues causing the problem to be resolved immediately and shall, at its option, [*].

     In addition, FedEx [*]dollars. Additionally, if FedEx must have the Aircraft Component overhauled by another party, because of Hawker Pacific's inability to meet FedEx's required shipping date, Hawker Pacific agrees to reimburse FedEx for the difference in the actual Repair/Overhaul cost sustained by FedEx and the cost that Hawker Pacific would have charged for the same Services. All time periods set forth in the provisions above may be waived or extended at the sole discretion of FedEx. Any specific waiver or extension shall not imply that a subsequent waiver or extension has or shall be granted.

     (b) If Hawker Pacific fails to meet the applicable Guaranteed Turntime for the Direct Ship Program,

                         1. the following remedial actions shall be taken

               Upon the FIRST OCCURRENCE of a failure to meet the Guaranteed Turntime, FedEx shall expect the issues causing the problem to be resolved immediately. Hawker Pacific agrees to provide FedEx with a detailed action plan within [*] hours of the failure outlining the steps to be taken or that have been taken to correct the problem and to keep the situation from occurring again.

               Upon the SECOND OCCURRENCE within a [*] day period, FedEx shall expect the issues causing the problem to be resolved immediately. Hawker Pacific agrees to provide FedEx with another detailed action plan within [*] hours outlining the steps to be taken or that have been taken to correct the problem and to keep the situation from occurring again and Hawker Pacific's Vice-President, Landing Gear Business Unit, agrees to call FedEx's Manager of Category Management to discuss the problems.

               Upon the THIRD OCCURRENCE within a [*] day period, FedEx shall, have the option at its sole discretion, to [*].

     In addition, FedEx [*] dollars. Additionally, if FedEx must have the Aircraft Component overhauled by another party, because of Hawker Pacific's inability to meet FedEx's required shipping date, Hawker Pacific agrees [*]. All time periods set forth in the provisions above may be waived or extended at the sole discretion of FedEx. Any specific waiver or extension shall not imply that a subsequent waiver or extension has or shall be granted.

     (c) If for reasons not caused by FedEx or an Excusable Delay, Hawker Pacific is unable to perform its obligations under this Agreement and FedEx is faced with an aircraft-on-ground ("AOG") situation by reason of any such non-performance, then Hawker Pacific [*]. Additionally, Hawker Pacific shall pay [*] dollars [*]hereof. Hawker Pacific must show proof [*]. Also, in all AOG situations, FedEx shall have the right to obtain the Aircraft Component from a third-party and charge Hawker Pacific the exchange fee.

     SECTION 3.03. OUT-OF-SCOPE SERVICES. Any Out-of-Scope Services related to landing gear shall be specifically described in writing by Hawker Pacific to FedEx. Prior to beginning the Out-of-Scope Services, FedEx shall provide written approval of the Out-of Scope Services. Any request by FedEx for Out-of-Scope Services shall set forth in detail in the appropriate Specifications. As soon as practical, but no later than fifteen (15) days following FedEx's request, Hawker Pacific shall notify FedEx of the charges and Guaranteed Turntime, in accordance with Exhibit "D".

                                     ARTICLE 4
                              COMPONENTS AND MATERIALS

     SECTION 4.01. PROVISION OF PARTS BY HAWKER PACIFIC. Hawker Pacific shall provide all Direct and Indirect Materials and Parts necessary for the performance of the Services.

     SECTION 4.02. INABILITY TO PROCURE PARTS. If Hawker Pacific is unable to procure any Direct or Indirect Materials and Parts necessary for the performance of the Services, Hawker Pacific shall notify FedEx and FedEx shall use its commercially reasonable efforts to provide the Direct or Indirect Materials to Hawker Pacific.

     SECTION 4.03. FEDEX-SUPPLIED PARTS. FedEx reserves the right, at its sole discretion, to furnish to Hawker Pacific any nonstandard replacement Parts or Direct Materials. In the event that FedEx supplies the Parts or Direct Materials, FedEx will deliver the Parts or Direct Materials to Hawker Pacific within ten (10) days after FedEx's receipt of written request from Hawker Pacific, unless the Parties agree otherwise. Hawker Pacific will not charge FedEx, and FedEx shall have no obligation to pay, any handling, stocking or other charges associated with the Parts or Direct Materials provided to Hawker Pacific hereunder.

                                     ARTICLE 5
               HANDLING, STORAGE AND SHIPPING OF AIRCRAFT COMPONENTS

     SECTION 5.01. STORAGE. Hawker Pacific shall set apart and store FedEx Aircraft Components in Hawker Pacific's possession at Hawker Pacific's premises. FedEx personnel shall have access to Hawker Pacific's premises and FedEx Aircraft Components, at all times and for any purpose, with notification to Hawker Pacific. Hawker Pacific shall maintain a material management system adequately staffed with qualified personnel to handle the receiving, inventory, warehousing, quality control, inspection, storage, transportation, packaging, insurance and disposition of the Aircraft Components and Parts.

     SECTION 5.02. U.C.C. FILINGS. FedEx Aircraft Components shall be removed from Hawker Pacific's premises only to provide required Services for FedEx as described in this Agreement or with FedEx's written authorization. Hawker Pacific shall at all times maintain adequate records identifying the location of FedEx Aircraft Components. Hawker Pacific shall keep all FedEx Aircraft Components and all other Aircraft Components identified as the property of FedEx separate from any other goods or property owned by or in the possession of Hawker Pacific and shall clearly mark such goods as the property of FedEx. It shall be FedEx's responsibility (in its sole discretion) to file any necessary documents in connection with FedEx's ownership of the FedEx Aircraft Components, including documents required by
Article 9 of the Uniform Commercial Code ("U.C.C.") Hawker Pacific shall cooperate fully with FedEx, including, without limitation, by executing any financing statement or other document which FedEx reasonably determines necessary to evidence FedEx's ownership of the Aircraft Components. FedEx may require the return of FedEx Aircraft Components to FedEx at any time and Hawker Pacific shall promptly return such FedEx Aircraft Components to FedEx.

     SECTION 5.03. DUTIES OF HAWKER PACIFIC. Hawker Pacific shall store and maintain FedEx Aircraft Components in accordance with the highest standards for the storage of Aircraft Components and shall exercise all due care to prevent damage or deterioration of such FedEx Aircraft Components.

     SECTION 5.04. RIGHTS OF INSPECTION. FedEx shall have the right to inspect the FedEx Aircraft Components at any time., FedEx or its Representatives, may enter the premises at which FedEx Aircraft Components are located after FedEx notifies Hawker Pacific.

     SECTION 5.05. INVENTORY. After FedEx has delivered its initial inventory pursuant to Article 3.01.D. above, it shall be the responsibility of Hawker Pacific to maintain accurate and comprehensive records of all the inventory of FedEx Aircraft Components. These records must identify (among other things) Inventory lot number, FedEx Company Part Number ("CPN"), part manufacturer, quantity, and description and shall be available for inspection by FedEx at any time. Notwithstanding the foregoing, Hawker Pacific shall further provide monthly reports to FedEx, to reflect (i) current inventories of FedEx Aircraft Components and (ii) any changes to such inventories, (E.G., additions, deletions, parts utilized for each month).

     SECTION 5.06. RETURN OF FEDEX'S AIRCRAFT COMPONENTS. Upon expiration or earlier termination of this Agreement, Hawker Pacific shall return the entire inventory of FedEx Aircraft Components in Hawker Pacific's possession to FedEx in the same or better condition than they were when they received and shall cancel any applicable UCC filing or filings. Hawker Pacific shall be responsible for any discrepancies in inventories or lost inventories upon expiration or earlier termination of this Agreement and Hawker Pacific shall reimburse FedEx in connection with such discrepancies or lost inventories.
FedEx shall reimburse Hawker Pacific for any documented costs associated with labor and packaging costs to prepare the FedEx Aircraft Components for shipment to FedEx, except if the termination is caused by a default or breach on the part of Hawker Pacific.

     SECTION 5.07. PACKAGING. Hawker Pacific shall deliver the Aircraft Components in the same packaging (to the extent possible) in which such Aircraft Components were shipped to Hawker Pacific by FedEx. Hawker Pacific shall ship the Aircraft Components in packaging which meets ATA 300 specification requirements or other packaging as requested by FedEx.

     SECTION 5.08. BEYOND ECONOMICAL REPAIR. Hawker Pacific shall tag as unserviceable, accumulate, and store in a designated holding area all Aircraft Components which are Beyond Economical Repair for an Inspection and review by FedEx's Representative. Hawker Pacific shall notify FedEx, in writing, that such Aircraft Components are being held. FedEx shall determine and inform Hawker Pacific in writing as to the disposition of such Aircraft Components. FedEx shall have the option of instructing Hawker Pacific to Repair the Aircraft Component despite its being BER or sending it back to the Material Review Board
(MRB) or such other disposition as FedEx may determine.

     SECTION 5.09. FAA AND REGULATORY COMPLIANCE. (a) In providing the Services, Hawker Pacific shall utilize only FAA-approved procedures and Aircraft Components which conform to the FedEx Specifications and all provisions of the FAA and this Agreement. Hawker Pacific agrees to obtain Aircraft Components only from sources that can trace their origin to an FAA-approved OEM. If Hawker Pacific provides Overhaul/Serviceable Aircraft Components, with appropriate overhaul records meeting the requirements specified in FAR 121.380, they may be obtained only from FAA-approved repair facilities.

               (b) Notwithstanding any other provision, and in addition to other requirements of applicable law, Hawker Pacific shall:

                         1. perform all of the Services in compliance with the requirements of all applicable law and FAR's, the FAA and any other regulatory agency having jurisdiction over the Services and Hawker Pacific shall at all times meet the requirements of an FAA-Certificate Repair Station authorized to perform the Services and shall maintain an FAR Part 145 Certificate with applicable ratings for performance of the Services;

                         2. certify to FedEx in writing that all completed Services have been performed in accordance with applicable FAR's FedEx's Specifications, and this Agreement;

                         3. promptly report to FedEx any discrepancies between FAA requirements and Hawker Pacific operations (where applicable to the Agreement) as noted or reported to Hawker Pacific by the FAA;

                         4. promptly correct any discrepancies or deficiencies duly reported to FedEx or Hawker Pacific by the FAA in a manner satisfactory to FedEx, the FAA, and consistent with the requirements of this Agreement;

                         5. be responsible for completing and reporting Malfunction or Defect Reports for all items required under FAR 121.703 to its FAA

                         Administrator per FAR 145.63 and shall provide one (1) copy to FedEx's Maintenance Operations Control Center ("MOCC");

                         6. provide to FedEx records of all maintenance transactions, discrepancies, defects, Aircraft Component and piece part removals, along with the related teardown findings as required by FedEx's Specifications;

                         7. be responsible for preparing FAA Form 337 based upon FAA-approved data or obtain other FAA approvals as required for return to service to cover all "major Repairs" and alterations accomplished during the Services;

                         8. prepare FAA Form 337 per FAR Part 43, Appendix "B" as follows:

                              (a)  Execute FAA Forms 337, at least in duplicate;

                              (b)  Provide a signed copy of the form to FedEx;
                                   and

                              (c) Forward a copy of the form to the local FAA District Office within forty-eight (48) hours (or as agreed to with the local FAA).

                         9. classify major and minor Repairs in accordance with the FARs and FedEx's Specifications;

                         10. maintain the necessary data and records to assist FedEx in the preparation of alteration and repair reports required by FAR 121.707;

                         11. not accomplish any Services or work other than the Services specifically described in this Agreement without prior written authorization from FedEx;

                         12. be responsible for accomplishing all buy-backs/sign-off's for FedEx's Required Inspection Items ("RII"s") as identified in FedEx's
                         Specifications;

                         13. provide service engineering or quality control surveillance support to ensure that FedEx's Specifications and requirements are completely and accurately adhered to;

                         14. certify that all Aircraft Components either utilized in the performance of the Services or provided to FedEx in accordance with this Agreement are manufactured in accordance with FAR 21.303 or that such products qualify under FAR 21.303(b) Items 1,3 or 4.
                         In the
                         event that such certification cannot be provided, Hawker Pacific shall immediately provide FedEx with written notification and FedEx shall be entitled to any and all remedies available to it under this Agreement or pursuant to applicable law; and

                         15. successfully complete and maintain a FedEx Quality Audit or receive approval of FedEx's Quality Assurance department prior to performance of Services.

                                      ARTICLE 6
                             COSTS, EXPENSES AND PAYMENTS

     SECTION 6.01. PRICES FOR REPAIRS, MODIFICATIONS, OVERHAULS AND MAINTENANCE. All charges related to performing the Services hereunder shall be as set forth in Exhibit "A" hereto. The Fixed Prices contained in Exhibit "A" are all inclusive of any and all Services required to a) Bench Test, b) Repair, and c) Overhaul the associated Aircraft Component. All costs and expenses incident to or connected with the storage of FedEx Aircraft Components in Hawker Pacific's possession shall be the sole responsibility of Hawker Pacific and FedEx shall have no responsibility for the payment of any such costs or expenses. All transportation of Aircraft Components shall be VIA FedEx service, or such other carrier designated by FedEx, and the costs of such service will be the responsibility of FedEx.

     SECTION 6.02. TAXES. All taxes, excises, duties, and assessments (except taxes levied or assessed against Hawker Pacific based upon Hawker Pacific's gross receipts or net income or taxes imposed on Hawker Pacific for the privilege of doing business or exercising a franchise) arising out of this Agreement will be the responsibility of FedEx. FedEx will pay all applicable taxes when due, unless FedEx elects in good faith to contest their validity or application, or unless such taxes are levied or assessed upon Hawker Pacific, in which case Hawker Pacific shall immediately notify FedEx of the levy or assessment and FedEx will promptly pay such taxes, and, if Fedex requests, Hawker Pacific will assist FedEx (including, but not limited to, permitting FedEx to proceed in Hawker Pacific's name where permitted by law) at FedEx's expense in contesting the validity or application of such taxes. If Hawker Pacific receives a refund of all or part of any taxes (including interest and penalties), Hawker Pacific shall promptly remit the refund to FedEx.

     SECTION 6.03. INVOICES. A. At or following the Date of Completion, Hawker Pacific shall submit an invoice to FedEx for all charges associated with the performance of the Services on the Aircraft Component.

          B. The original of each invoice shall be submitted to the following address:

               Federal Express Corporation
               Vendor Services
               Memphis, Tennessee 38194-2112
               Attention: Vendor Services Manager
               with a copy to:

               Federal Express Corporation
               3131 Democrat Road, Building B
               Mail Code 5423
               Memphis, Tennessee 38118
               Attention: Supplier Contract Manager

     All invoices submitted by Hawker Pacific to FedEx shall include the following information (and FedEx shall have no obligation to pay any materially incomplete or inaccurate invoices):

         (i) An identification of the Service Order ("SO") provided by FedEx authorizing the Services performed by Hawker Pacific;

         (ii) A separate identification of the Services performed on the Aircraft Component, the CPN, the Date of Delivery, and the Date of Completion;

         (iii) An identification of all Parts, Indirect Materials, and Direct Materials used in performing the Services, including part number, serial number (if serialized) and piece part unit price (if applicable);

         (iv) A separate, itemized account of all charges associated with performance of the Services, including direct labor (not associated with fixed prices), man-hours expended, materials, fees, travel, the date(s) the Services were performed, the nature of the Services performed, the location at which the Services were performed, and FedEx's written authorization therefor; and

         (v) Any additional items agreed upon by FedEx and Hawker Pacific during the term of the Agreement.

          C. Payments to Hawker Pacific shall be made in U.S. Dollars, and shall be paid within thirty (30) days of receipt of Hawker Pacific's accurate invoice date.

          D. No Payment by FedEx shall be deemed an Acceptance of the Services or any portion of the Services by FedEx. FedEx shall have the right to recover any amounts previously paid in error or to withhold moneys from future payments equal to the charges associated with Services not performed in accordance with this Agreement.

          E. FedEx shall pay Hawker Pacific upon Hawker Pacific's submission of proper invoices, the Prices stipulated in this Agreement for Aircraft Components Repaired, Overhauled, or Modified, delivered and Accepted, less any deductions provided in this Agreement. Payment to Hawker Pacific shall be considered as being made on the day a check or an electronic funds transfer is received.

     A prompt payment discount of [*] of the total invoice shall be taken by FedEx if payment is made within [*] days after receipt of a proper invoice (the "discount period"). For the purpose of computing the discount, payment shall be considered to have been made as set forth above. FedEx shall be entitled to the prompt payment discount even in the following circumstances, which may cause FedEx to make payment beyond the discount period:

               1. if the Price stated on Hawker Pacific's invoice to FedEx does not match the Price in this Agreement or in any quotation provided by Hawker Pacific;

               2. where Hawker Pacific has billed for extra charges under a later invoice for Services that should have been included in the original invoice; and

               3. if Hawker Pacific has failed to proved all necessary paperwork with the invoice.

     SECTION 6.04. PRICE ADJUSTMENTS. The Prices contained within Exhibit "A" shall be firm until [*]. Thereafter the Prices shall be eligible for adjustments each year. Labor prices and the changes thereto shall be mutually agreed to and limited to no greater than the annual change posted in the "Producer Price Index, Table 5, Aircraft parts and auxiliary equipment SIC 3728, Aircraft Landing Gear for civilian aircraft product code 3728-242".

[*]

                         % LABOR                  % MATERIAL
                         -------                  ----------
                           [*]                       [*]

     The application of the escalation for labor shall be to the direct labor rate only, not to general and administrative ("G&A"), labor overhaul, profit, which has been defined as [*] of the Fixed Price.

          (a) For Standard Replacement Parts, material will be acquisition, plus [*] not to exceed catalog.

          (b) For items other than Standard Replacement Parts, escalation will be Hawker's acquisition cost plus [*] not to exceed Manufacturer's OEM Catalog, with a [*] per line item cap to apply to all material mark-ups.

     SECTION 6.05.       [*]

Any inventory purchased by Hawker Pacific to cover the Direct Ship Program shall be purchased by FedEx at the end of the one hundred eighty (180) day notice period. In the event that FedEx removes an Aircraft Component from the list of Aircraft Components for the specific reason that it is no longer utilized by FedEx then FedEx and Hawker Pacific [*] if Hawker Pacific chooses to sell it. [*] FedEx agrees to [*] this Agreement.

                                      ARTICLE 7
                              SCHEDULING AND FORECASTING

     FedEx shall furnish the Schedule to Hawker Pacific throughout the Term of this Agreement, which schedule shall provide a twelve -month forecasting of Standard Overhaul Services to FedEx's Aircraft Components based on FedEx's best estimates. FedEx shall have the right to amend and periodically update the Schedule and to add any Services to the Schedule at any time. It is expressly agreed and understood that such Schedule is only an estimate, and FedEx may, in its sole discretion, delete any item of Services contained in the Schedule, or delay or cancel Delivery of any Aircraft Component for Services upon written notice to Hawker Pacific, without obligation or penalty. Hawker Pacific shall provide FedEx's Representative with a weekly status report of Hawker Pacific's current Schedule which shall provide current information concerning all of the Services provided by Hawker Pacific during the week preceding such status report.

                                      ARTICLE 8
                          TESTING, ACCEPTANCE, AND DELIVERY

     SECTION 8.01. INSPECTIONS AND TESTS. Hawker Pacific shall conduct Inspections of the Aircraft Component and perform Tests ("Tests") on a repaired Aircraft Component sufficient to determine whether it conforms with FedEx's Specifications and this Agreement. FedEx shall have the right to observe Hawker Pacific's performance of the Inspections and Tests. FedEx's observance of Hawker Pacific's performance shall not constitute an Acceptance of the Services, nor shall it relieve Hawker Pacific of its obligations to render the Services required in this Agreement. Hawker Pacific shall, upon request by FedEx, make the necessary space available at its facility for a FedEx on-site Quality Assurance representative. Hawker Pacific shall be responsible for providing all the suitable, related office furniture and equipment for such Quality Assurance representative.

     SECTION 8.02. ACCEPTANCE AND DELIVERY. Any Acceptance of Services by FedEx after delivery by Hawker Pacific shall not affect FedEx's right to reject such Services during the warranty period described herein in the event it discovers defects not discoverable by the Inspections and Tests performed by Hawker Pacific prior to delivery. FedEx shall be afforded such additional time as is necessary to confirm that all defects have been eliminated and that the Services are acceptable to FedEx and conform to the Agreement and the Specifications. FedEx shall promptly notify Hawker Pacific, in writing, when it becomes aware of a defect in any of the Services. Hawker Pacific shall promptly correct all such defects.

     SECTION 8.03. SHIPMENT REQUIREMENTS. Unless delayed by special circumstances (i.e., holidays, weekends, etc.), FedEx intends to ship any Aircraft Component removed from an aircraft so that Hawker Pacific receives the Aircraft Component in two (2) business days. Hawker Pacific will be responsible for monitoring compliance with this requirement, following-up if it is aware that an Aircraft Component is overdue, and reporting on compliance at quarterly review meetings held by Hawker Pacific and FedEx. All Aircraft Components will be packaged per ATA Spec 300 or higher level as mutually agreed by the Parties. Hawker Pacific will ship the Repaired/Overhauled Aircraft Component to any location as specified by FedEx at FedEx's expense and in accordance with FedEx shipping instructions. FedEx shall use its best efforts to utilize the same type of containers in which it received the replacement part.

                                     ARTICLE 9
                                      WARRANTY

     SECTION 9.01. WARRANTIES. In addition to the warranties provided elsewhere in this Agreement, Hawker Pacific warrants that the Aircraft Components are and shall be free from defects caused by their workmanship or any materials furnished by Hawker Pacific or its Subcontractors for the respective periods set forth as follows:

          [*] years from the Date of Redelivery or [*] cycles, whichever comes first.

          For [*] year from the Date of Redelivery or [*]cycles, whichever comes first.

     In addition, where an Aircraft Component has been Overhauled by Hawker Pacific, whether or not defects apply to workmanship introduced during Hawker Pacific's overhaul work, shall be warranted for [*].

     Hawker Pacific shall provide a warranty review and monthly report to FedEx's Component Hawker Pacific Maintenance Department.

     SECTION 9.02. REMEDIES. A. Hawker Pacific's liability under the warranties set forth herein shall be to replace or Repair, subject to FedEx's approval, at Hawker Pacific's expense, the Aircraft Component or to correct all or any portion of the Services. Hawker Pacific shall be responsible for any reasonable transportation charges incurred by FedEx for return of defective Aircraft Components, or otherwise in connection with a defect in the Services. In order to expedite the return to service of defective Aircraft Components which Hawker Pacific is obligated to Repair or replace pursuant to this provision, Hawker Pacific and FedEx agree that such Repairs or replacements may be performed by FedEx or another of FedEx's authorized vendor's , at FedEx's option.

          B. Upon receipt of FedEx's claim of reimbursement with respect to Repairs performed pursuant to Section 9.02 A., Hawker Pacific shall Promptly reimburse FedEx for the costs invoiced to FedEx for such Repair or replacement (excluding any modification kits, parts, and materials which may be furnished to FedEx at no charge to FedEx), plus any transportation costs incurred in connection therewith. No such payments shall be due in circumstances where no-fault is found in the Aircraft Component.

     SECTION 9.03. ASSIGNMENT OF WARRANTIES. For all Aircraft Components which Hawker Pacific re-delivers to FedEx, Hawker Pacific shall assign and hereby does assign to FedEx any and all warranties to the extent that they are assignable, service life policies, and patent indemnities of Subcontractors, and, upon FedEx's request, Hawker Pacific shall give FedEx reasonable assistance in enforcing FedEx's rights under such warranties, service life policies, and patent indemnities. Upon FedEx's request, Hawker Pacific shall give notice to any such Subcontractors of the assignment of such warranties, service life policies, and patent indemnities.

     SECTION 9.04. CLAIMS. The identification and processing of warranty claims against Subcontractors shall be Hawker Pacific's responsibility. FedEx shall assist Hawker Pacific in warranty identification, but in no event shall FedEx's failure to identify warranty claims relieve Hawker pacific of its responsibility to do so.

     SECTION 9.05.       MILLENNIUM COMPLIANCE FOR SYSTEMS AND SOFTWARE.

(A) Hawker Pacific represents and warrants that any software which may be included in any Aircraft Component covered by this Agreement is "Millennium Compliant" (hereinafter defined) and that the systems it uses in connection with the provision of any Services are also Millennium Complaint. This warranty shall be perpetual and survive any other expiration of warranty period or the termination of this Agreement. For the purposes of this Agreement "Millennium Complaint" means:

          (i) the functions, calculations, and other computing processes of the software and/or systems (collectively, the "Process") perform in a consistent manner, regardless of the date in time on which the Processes are actually performed and regardless of the date input to the software, whether before on or after January 1, 2000 and whether or not the dates are affected by leap years (collectively the "Millennial Dates");

          (ii) the software and/or systems accept, calculate, compute, compare, sort, extract, sequence, and otherwise processes date inputs and date values (whether forward or backward), and return, generate process, and display date output and date values, accurately and in a consistent manner (without errors or omissions), regardless of the Millennial Dates used;

          (iii) the software and/or systems will function without interruptions, errors, or omissions caused by the date in time on which the Process are actually performed or by the Millennial Dates input to the software;

          (iv) the software and/or systems accept and respond to two-digit year-date input in a manner that resolve any ambiguities as to the century in a defined, predetermined, and appropriate manner; and

          (v) the software and/or systems store, process, and display date information (including, without limitation, in user interfaces and data fields) in ways that are unambiguous as to the determination of the century in a defined, predetermined and appropriate manner.

(B) Hawker Pacific represents and warrants that the software and systems have been tested by Hawker Pacific to determine that they are Millennium Compliant. Upon FedEx's written request, Hawker Pacific shall deliver to FedEx documentation on the method of date manipulation, format of date elements, changes affecting previous coding practices, examples of systems, as well as any other related information reasonably requested by FedEx. Upon FedEx's written request, Hawker Pacific agrees to participate in additional tests of the software and systems, at no charge to FedEx, to determine Millennium Compliance. Hawker Pacific shall notify FedEx immediately of the results of any tests or any claim or other information that indicates the software or the systems are not Millennium Compliant.

(C) Hawker Pacific further represents and warrants that any modifications made to the software or the systems to cause it to be Millennium Compliant (as well as any maintenance services) will not corrupt any data of FedEx or introduce any viruses into FedEx's network or applications.

(D) In the event that the software or the systems are not in conformity to the above warranties, Hawker Pacific shall, within thirty (30) days after notification or discovery thereof and at no expense to FedEx, remedy such non-conformity or replace such non-conforming software with equivalent conforming software or remedy such non-conformity in the systems.

                                     ARTICLE 10
                               TITLE AND RISK OF LOSS

     SECTION 10.01. TITLE. FedEx shall retain ownership of FedEx Aircraft Components and Parts and all title thereto, even though hawker Pacific may have possession and control of such FedEx Aircraft Components. Hawker Pacific shall utilize the FedEx Aircraft Components only in accordance with this Agreement and for the benefit of FedEx.

     SECTION 10.02. NO SECURITY INTEREST. Hawker Pacific shall not assign, dispose of, or grant a security interest or lien in, or execute any financial or financing statement in favor of any person or entity, other than FedEx, covering any FedEx Aircraft Component or Part delivered to Hawker Pacific by FedEx for storage, Repair, Overhaul, Modification, or otherwise. Hawker Pacific shall notify FedEx, prior to any delivery of FedEx Aircraft Components to Hawker Pacific, of any security interest or lien in Hawker Pacific's Aircraft Components. Hawker Pacific represents and warrants that its has not made any assignments, dispositions, or grants of security interests in or executed any financing statements that cover or could be deemed to cover the FedEx Aircraft Components prior to execution of this Agreement.

     SECTION 10.03. RISK OF LOSS. Hawker Pacific shall bear the risk of loss of or damage to the FedEx Aircraft Components in Hawker Pacific's possession or control on Hawker Pacific's premises or otherwise. FedEx Aircraft Components in transit from one Party to the other shall be deemed to be in the possession and control of the Party initiating the shipment and that Party shall bear the risk of loss with respect to such FedEx Aircraft Components; provided, however, if such FedEx Aircraft Components shall be deemed to be in Hawker Pacific's possession and control until released to FedEx.

                                      ARTICLE 11
                                   INDEMNIFICATION

     Hawker Pacific agrees to indemnify, defend and hold harmless FedEx, its directors, officers, agents, and employees from any and all liabilities, damages, losses, expenses, demands, claims, suits, or judgments, including reasonable attorney's fees and expenses, (i) in connection with the death of or bodily injury to any person and for the loss of, damage to or destruction of any property in any manner arising out of the negligent or intentional acts or omissions of Hawker Pacific, its agents, employees, or any person for whose acts or omissions Hawker Pacific my by responsible, (ii) in connection with the Failure by Hawker Pacific to comply with any of its obligations pursuant to this Agreement, or (iii) arising out of the breach by Hawker Pacific of any covenants, warranties, or representations contained in this Agreement.

     FedEx agrees to indemnify, defend and hold harmless Hawker Pacific, its directors, officers, agents, and employees from any and all liabilities, damages, losses, expenses, demands, claims, suits, or judgments, including reasonable attorney's fees and expenses, in connection with the death of or bodily injury to any person and for the loss of, damage to or destruction of any property in any manner arising out of the negligent or intentional acts or omissions of FedEx, its agents, employees, or any person for whose acts or omissions FedEx may be responsible.

                                      ARTICLE 12
                                      INSURANCE

     SECTION 12.01. INSURANCE REQUIRED. Hawker Pacific shall maintain in full force and effect, at Hawker Pacific's expense, insurance as required below. Hawker Pacific shall furnish to FedEx a certificate verifying that such policies of insurance are in full force and effect, and FedEx shall be given thirty (30) days prior notice by the insurers in the event that either the insurers or Hawker Pacific desires to cancel or change such policies of insurance. The certificate of insurance holder shall be in the following name and address:

               Federal Express Corporation
               2007 Corporate Avenue
               Third Floor

               Memphis, Tennessee 38132
               Attn: Risk Management

     SECTION 12.02. ENDORSEMENTS. Hawker Pacific shall maintain insurance with the following endorsements:

          1. A Comprehensive General Liability Insurance with a combined single limit of liability of not less than [*] Dollars [*] for Comprehensive Bodily Injury, Property Damage, Completed Operations Coverage, Premises Operations Liability, and Contractual Liability;

          2. Workmen's Compensation Insurance with statutory limits and Employer's Liability Insurance in an amount not less than [*] dollars [*]; and

          3. All Risks Property Insurance on a replacement cost basis covering non-owned property in the care, custody, or control of Hawker Pacific.

                                      ARTICLE 13
                            FORCE MAJEURE/EXCUSABLE DELAY

     SECTION 13.01. FORCE MAJEURE. Hawker Pacific shall be excused from performance of the Services to the extent that such performance is actually delayed by an Act of God or by direct acts or omissions of FedEx not caused by the fault or negligence of Hawker Pacific such as, but not limited to, the late delivery of the Aircraft Components, acceleration or additions to the schedule which render Hawker's provision or capacity inadequate, the delivery of Federal-Supplied Parts in an unusable or unserviceable condition or in insufficient quantities, or the late delivery of documents such as, but not limited to, approvals required from FedEx's engineering staff to proceed with repairs that FedEx is required to furnish prior to the performance of the Services ("Excusable Delays") and not caused by the fault or negligence of Hawker Pacific. Local strikes, local lock-outs and non-availability of local labor will not be considered cause for Excusable Delays. OEM material and engineering lead-time delays out of Hawker's control will be considered excusable delays.

     SECTION 13.02. NOTICE REQUIRED OF EXCUSABLE DELAY. Hawker Pacific shall promptly notify FedEx upon the occurrence of an Excusable Delay, specifying the cause of the delay and estimating the duration of the delay. Hawker Pacific shall use its best efforts to resume the performance of the Services as soon as possible following the cessation of an event of Excusable Delay.

                                      ARTICLE 14
                                DEFAULTS AND REMEDIES

     SECTION 14.01. EVENTS OF DEFAULT. Except as otherwise provided in this Agreement, if any one or more of the following events of default (the "Events of Default") shall happen, then this Agreement may, in addition to the remedies set forth below, be terminated at the option of the Party not in default, provided that the non-defaulting Party's option to terminate shall not be deemed an election of remedies:

          (i) If either Party shall fail in the performance of any of the material obligations contained in this Agreement, which failure shall continue uncured for a period of thirty (30) days following written notice from the other Party;

          (ii)  If either Party becomes insolvent; or

          (iii) If any representation or warranty made by any Party herein or made in any statement required hereunder, or in connection with the execution and delivery of this Agreement proves untrue in any material respect as of the date of the making thereof.

     SECTION 14.02. REMEDIES. Upon the occurrence of an Event of Default by either Hawker or FedEx, either Party shall be entitled to all remedies available at law or equity in addition to those set forth in this Agreement, which remedies shall be cumulative and not exclusive, and which shall include, but not be limited to, the right to terminate this Agreement immediately.

                                      ARTICLE 15
                                INDEPENDENT CONTRACTOR

     SECTION 15.01. INDEPENDENT CONTRACTOR. The Parties intend that an independent contractor relationship will be created by this Agreement. FedEx is interested only in the results of Hawker Pacific's Services and shall not exercise any control over the performance of the Services or the means of their performance. Hawker Pacific shall have full responsibility for the payment of all Federal, state, and local taxes and contributions, including penalties and interest, imposed pursuant to unemployment insurance, social security, income tax, workers' compensation, or any other similar statute, and Hawker Pacific shall be solely responsible for any liability to third-parties resulting from the negligent or intentional acts or omissions of Hawker Pacific, its agents, employees, or Subcontractors arising from or occurring in the course of the Services.

     SECTION 15.02. OUTSIDE SERVICE PROVIDERS. It is a condition of this Agreement that all Hawker Pacific Outside Services or Sub-Contract Services shall be performed in compliance with the requirements of this Agreement, the FAA and any other agency or governmental body having jurisdiction over the Outside Services or Sub-Contract Services and that at all times during the term of this Agreement all sub-contractors shall meet the technical and operation requirements of an FAA certified repair station authorized to perform such services.

     SECTION 15.03. MINORITY AND WOMEN OWNED BUSINESS DEVELOPMENT. FedEx is dedicated to promoting and assisting in the successful development of small and disadvantaged business. As such Hawker Pacific shall report on a quarterly basis all expenditures it makes with minority and women-owned businesses which are related to FedEx's business. A copy of such report shall go to Patricia Milan Shores at Federal Express Corporation, 2600 Nonconnah

Boulevard, Suite 307, Memphis, Tennessee 38132. The Parties hereto recognize that Hawker is a "small" business.

                                     ARTICLE 16
                             DISCLOSURE OF INFORMATION

     Hawker Pacific adknowledges that certain of FedEx's valuable, confidential, and proprietary information may come into Hawker Pacific's possession. Accordingly, Hawker Pacific agrees that all such information furnished to Hawker Pacific by FedEx shall remain the exclusive property of FedEx, and agrees to hold all information it obtains from or about FedEx in strictest confidence, not to use such information other than for the performance of the Services, and to cause any of its employees or Subcontractors to whom such information is transmitted to be bound to the same obligation of confidentiality to which Hawker Pacific is bound. Hawker Pacific shall ont communicate FedEx's information in any form to any third-party without FedEx's prior written consent. In the event of any violation of this violation of this provision, FedEx shall be entitled to preliminary and permanent injunctive relief, as well as an equitable accounting of all profits or benefits arising out of such violation, which remedy shall be inaddition to any other rights or remedies to which FedEx may be entitled.

                                     ARTICLE 17
                                COMPLIANCE WITH LAWS

     SECTION 17.01. COMPLIANCE WITH LAWS. Hawker Pacific agrees that it will comply with all applicable federal, state, and local laws, regulations, and codes in the performance of this Agreement, including, but not limited to, the requirements of the FAA. To the extent applicable to Hawker Pacific, it agrees to comply with the affirmative action requirements applicable to contracts with government contractors, as set forth in Title 41 of the Code of Federal Regulations and incorporated into this Agreement by reference.

     SECTION 17.02. ANTI-DRUG PROGRAM. Hawker Pacific represents and warrants that it has in place an Anti-Drug Program for its employees and Subcontractors if required to do so under Title 14 of the Code of Federal Regulations and Appendix I thereto. Failure to comply with this provision shall constitute an event of default and shall entitle FedEx to terminate this Agreement immediately and to take all other action available to it at law or in equity.

     SECTION 17.03. INDEMNIFICATION. Hawker pacific agrees to indemnify, defend and hold harmless FedEx, its officers, directors, and employees from and against any and all claims, losses, demands, actions, administrative proceedings, liabilities, and judgments, including reasonable attorneys' fees and expenses, arising from Hawker Pacific's or its subcontractor's failure to comply with the provisions of this Section.

                                     ARTICLE 18
                                      RECORDS

     SECTION 18.01. RECORDS. Hawker pacific shall maintain the following records on the Services and shall provide to FedEx such records on forms supplied by FedEx or in a format developed by Hawker Pacific and approved by
FedEx:

          A.   Tear down findings report;

          B. FAA Form 337-including modification status and Airworthiness Directives compliance; or a serviceable tag and maintenance release completed in accordance with the applicable FAR's

          C.   Rotable/repairable parts disposition and usage FAA Form 8130.

          D.   Test and Inspection data;

          E.   Photographs of unusual conditions or catastrophic failures;

          F.   Service Bulletin audit sheet;

          G.   Workscope sign-off;

          H. Record of production man-hours, by task, expended in performance of Additional Services; and

          I.   Life limited or items specified by the Engineering Reports.

     SECTION 18.02. COPIES OF RECORDS. Hawker Pacific shall supply FedEx with a copy of the records necessary for the operation and installation of the Aircraft Components at the Date of Completion of the Services on the Aircraft Components, including, but not limited to the following, TDR, FAA 8130 Tag.

     In addition, Hawker Pacific shall provide to FedEx, Shop Work Documents in a format acceptable to FedEx.

          A. The Shop Work Documents shall include all work steps required to accomplish the Overhaul and FedEx Engineering Orders and/or Service Bulletin accomplishment. The Shop Work Documents shall also list the post-disassembly Inspection results, including all dimensions measured as required by FedEx's Specification and contain CPN and serial number of Parts included in the Services.

          B. Individual step signoffs and production personnel signature or operator number stamps are required on all Shop Work Documents. Personnel initials are unacceptable unless a current historical master signature sheet is maintained by Hawker Pacific. If signatures are used, signatures must be legible. Inspection stamps are required. Signatures are unacceptable in lieu of an inspection stamp.

          C. Hawker Pacific shall provide post-Inspection reports that will include dimensions measured as required by FedEx's Specification as mutually agreed upon by FedEx and Hawker Pacific.

     SECTION 18.03. RECORD RETENTION. Upon termination of this Agreement, Hawker Pacific shall retain all original records and documents related to the Services performed under this Agreement and notify FedEx before disposal.

     SECTION 18.04. BAILED INVENTORY RECORDS. Record requirements regarding FedEx inventory components consigned to Hawker Pacific are as follows:

     FedEx shall provide a FedEx serviceable parts tag with each Aircraft Component. FedEx will maintain all supplemental documentation associated with the aircraft.

                                     ARTICLE 19
                                 GENERAL PROVISIONS

          A. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

          B. ASSIGNMENT. Neither Party may assign or otherwise transfer its rights and obligations under this Agreement to any of its subsidiaries, and/or a successor in interest by merger, operation of law, assignment, purchase or otherwise, without the prior written agreement of the other Party.

          C. EXHIBITS. All exhibits described in this Agreement shall be deemed to be incorporated in and made a part of this Agreement.

          D. MODIFICATION. Except as otherwise provided, this Agreement shall not be modified except by written agreement signed on behalf of FedEx and Hawker Pacific by their respective authorized officers. Notwithstanding the foregoing, FedEx may increase or delete the particlular line items contain in Exhibit A upon written notification to Hawker Pacific.

          E. LEGALITY OF PROVISIONS. If any provision of this Agreement is held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall in no way be affected or impaired.

          F. WAIVER. The failure of either Party at any time to require performance by the other of any provision of this Agreement, shall in no way affect that Party's right to enforce such provision, nor shall the waiver by either Party of any breach of any provision of the Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

     G. DISCLOSURE. Hawker Pacific shall in each instance obtain prior written approval of FedEx concerning exact text and timing of news releases, articles, brochures, advertisements, prepared speeches, and other information releases concerning this Agreement.

     H. COMMUNICATIONS. All notices, invoices, approvals, requests, consents, and other communications given pursuant to this Agreement shall be in writing and shall be effective when received, if hand delivered, FedEx Express service, or sent by United States first class mail addressed as follows:

          If to FedEx:   FedEx Express Corporation
                         3131 Democrat
                         Memphis, Tennessee 38194-5423
                         Attn: CVM Manager

          If to Hawker Pacific: Hawker Pacific, Inc.
                         Attn: Landing Gear Business Unit
                         Sales Manager
                         11310 Sherman Way
                         Sun Valley, California 91352

     I. NOTIFICATION OF SHIPMENT. FedEx and Hawker Pacific shall utilize FedEx Powership for notification of shipment on all Aircraft Components shipped by FedEx Express service, providing airbill number tracking to the other Party.

     J. SECTION HEADINGS. All section headings and captions used in this Agreement are purely for convenience and shall not affect the interpretation of this Agreement.

     K. ENTIRE AGREEMENT. This Agreement supersedes all prior understandings, representations, negotiations, and correspondence between the Parties, constitutes the entire agreement between them with respect to the matters described, and shall not be modified or affected by any course of dealing, course of performance, or usage of trade.

     L. CHANGE OF CONTROL. In addition to such other rights as FedEx may have, FedEx shall have the right to terminate this Agreement immediately, in FedEx's reasonable discretion, upon any change in the majority ownership or voting control of the capital stock, business, or assets of Hawker Pacific. Hawker Pacific shall promptly notify FedEx in writing of any such change in control.

     M. FURTHER ASSURANCES. Each Party agrees that it will take such actions, provide such documents, do such things, and provide such further assurances as may reasonably be requested by the other Party during the term of this Agreement. Hawker Pacific agrees to provide to FedEx, from time to time, such financial information as FedEx may reasonably request to determine Hawker Pacific's ability to perform its obligations under this Agreement.

     N. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

     O. SECURITY. FedEx may provide to Hawker Pacific, as FedEx deems necessary in FedEx's sole discretion, limited and controlled access to FedEx's E-Mail system and other systems during the term of this Agreement. Hawker Pacific will comply with all registration requirements and rules of FedEx's Data Protection Department and all other rules and regulations of FedEx pertaining to Hawker Pacific's access and use of FedEx's E-Mail and other systems.

                                      ARTICLE 20
                                  DISASTER RECOVERY

     Disaster Recovery is an integral part of Hawker Pacific's ability to perform Services for FedEx, FedEx and Hawker Pacific will jointly develop and implement a mutually acceptable Disaster Recovery Plan. If no Disaster Recovery Plan is agreed upon between FedEx and Hawker Pacific prior to July 1, 1998, FedEx shall have the right in its reasonable discretion to terminate this Agreement by providing Hawker Pacific notice of its intention to so terminate by no later than January 31, 1999. FedEx agrees to cooperate with Hawker Pacific in developing the Disaster Recovery Plan, including meeting with Hawker Pacific's designated Vice President on or before March 31, 1998 and agreeing to meet with said Vice President on more than one consecutive days, if necessary, and to schedule any subsequent meetings.

                                      ARTICLE 21
                                VALIDITY OF AGREEMENT

     This Agreement shall not be valid nor binding upon FedEx unless it shall have been executed by an officer of FedEx and approved by its Legal Department.


     IN WITNESS WHEREOF, the Parties hereto represent and warrant to each that each has the right and power to enter into this Agreement and have executed this Agreement as of the date first above written.

HAWKER PACIFIC, INC.                         FEDERAL EXPRESS CORPORATION


By:/s/ DAVID L. LOKKEN                  By:/s/[illegible]
   ------------------------------          ---------------------------------

Title: President/CEO                    Title: Vice-President
      ---------------------------             ------------------------------
          ("Hawker Pacific")                           ("FedEx")



                                                       APPROVED
                                                   AS TO LEGAL FORM

                                                     SWR  11/20/97
                                                  -------------------
                                                      LEGAL DEPT.
                                                 resubmitted by vendor

                                      EXHIBIT A
                                   to that certain
                              Bailment/Service Agreement
                                       between
                             Federal Express Corporation
                                      ("FedEx")
                                         and
                                 Hawker Pacific, Inc.
                                  ("Hawker Pacific")

-------------------------------------------------------------------------------

                               SCHEDULE OF CHARGES AND
                                 IN-HOUSE TURN TIMES

                           LANDING GEAR PRICING SCHEDULE

                                         [*]




FEC CPN             DESCRIPTION                    [*] PRICE    [*] PER LEG       TAT
------------------------------------------------------------------------------------------
                    B727-161
B27-32-014-01       NLG ASSY                          $[*]
B27-32-012-01       NLG DRAG BRACE ASSY               $[*]
B27-32-013-01       NLG DRAG PIN ASSY                 $[*]
                    NLG TOTAL NTE                                   $[*]          50 days

B27-32-017-05       MLG ASSY L/H (161)                $[*]
B27-32-015-01       MLG SIDE STRUT ASSY L/H (170)     $[*]
B27-32-016-05       MLG FWD TRN BRG ASSY L/H (161)    $[*]
65-57153-13         MLG ACTUATOR BEAM L/H             $[*]
                    L/H MLG NTE                                     $[*]          50 days

B27-32-017-06       MLG ASSY R/H (161)                $[*]
B27-32-015-02       MLG SIDE STRUT ASSY R/H (170)     $[*]
B27-32-016-06       MLG FWD TRN BRG ASSY R/H (161)    $[*]
65-57153-13         MLG ACTUATOR BEAM R/H             $[*]
                    R/H MLG NTE                                     $[*]          50 days

                    B727-161 [*]                      $[*]
                                                    --------



FEC CPN             DESCRIPTION                    [*] PRICE    [*] PER LEG       TAT
------------------------------------------------------------------------------------------
                    B727-170
B27-32-014-01       NLG ASSY                          $[*]
B27-32-012-01       NLG DRAG BRACE ASSY               $[*]
B27-32-013-01       NLG DRAG PIN ASSY                 $[*]
                    NLG TOTAL NTE                                   $[*]          50 days

B27-32-017-01       MLG ASSY L/H (170)                $[*]
B27-32-015-01       MLG SIDE STRUT ASSY L/H (170)     $[*]
B27-32-016-01       MLG FWD TRN BRG ASSY L/H (170)    $[*]
65-57153-13         MLG ACTUATOR BEAM L/H             $[*]
                    L/H MLG NTE                                     $[*]          50 days

B27-32-017-02       MLG ASSY R/H (161)                $[*]
B27-32-015-02       MLG SIDE STRUT ASSY R/H (170)     $[*]
B27-32-016-02       MLG FWD TRN BRG ASSY R/H (170)    $[*]
65-57153-13         MLG ACTUATOR BEAM R/H             $[*]
                    R/H MLG NTE                                     $[*]          50 days

                    B727-170 [*]                      $[*]
                                                    --------

                                                                     Page 1 of 7

                           LANDING GEAR PRICING SCHEDULE

                                        [*]



FEC CPN             DESCRIPTION                    [*] PRICE    [*] PER LEG       TAT
------------------------------------------------------------------------------------------
                    B727-191
B27-32-014-01       NLG ASSY                          $[*]
B27-32-012-01       NLG DRAG BRACE ASSY               $[*]
B27-32-013-01       NLG DRAG PIN ASSY                 $[*]
                    NLG TOTAL NTE                                   $[*]          50 days

B27-32-017-07       MLG ASSY L/H (191)                $[*]
B27-32-015-05       MLG SIDE STRUT ASSY L/H (191)     $[*]
B27-32-016-05       MLG FWD TRN BRG ASSY L/H (161)    $[*]
65-57153-13         MLG ACTUATOR BEAM L/H             $[*]
                    L/H MLG NTE                                     $[*]          50 days

B27-32-017-08       MLG ASSY R/H (191)                $[*]
B27-32-015-06       MLG SIDE STRUT ASSY R/H (191)     $[*]
B27-32-016-06       MLG FWD TRN BRG ASSY R/H (161)    $[*]
65-57153-13         MLG ACTUATOR BEAM R/H             $[*]
                    R/H MLG NTE                                     $[*]          50 days

                    B727-191 [*]                      $[*]
                                                    --------



FEC CPN             DESCRIPTION                    [*] PRICE    [*] PER LEG       TAT
------------------------------------------------------------------------------------------
                    B727-210
B27-32-014-01       NLG ASSY                          $[*]
B27-32-012-01       NLG DRAG BRACE ASSY               $[*]
B27-32-013-01       NLG DRAG PIN ASSY                 $[*]
                    NLG TOTAL NTE                                   $[*]          50 days

B27-32-017-03       MLG ASSY L/H (210)                $[*]
B27-32-015-03       MLG SIDE STRUT ASSY R/H (210)     $[*]
B27-32-016-03       MLG FWD TRN BRG ASSY L/H (210)    $[*]
65-57153-13         MLG ACTUATOR BEAM L/H             $[*]
                    L/H MLG NTE                                     $[*]          50 days

B27-32-017-04       MLG ASSY R/H (210)                $[*]
B27-32-015-04       MLG SIDE STRUT ASSY R/H (210)     $[*]
B27-32-016-04       MLG FWD TRN BRG ASSY R/H (210)    $[*]
65-57153-13         MLG ACTUATOR BEAM R/H             $[*]
                    R/H MLG NTE                                     $[*]          50 days

                    B727-210 [*]                      $[*]
                                                    --------

                                                                     Page 2 of 7

                           LANDING GEAR PRICING SCHEDULE

                                       [*]



FEC CPN             DESCRIPTION                    [*] PRICE    [*] PER LEG       TAT
------------------------------------------------------------------------------------------
                    DC10-10/MD10
D10-32-005-01       NLG ASSY                          $[*]
D10-32-006-01       NLG DRAG BRACE ASSY               $[*]
                    NLG TOTAL NTE                                   $[*]          65 days

D10-32-001-01       MLG ASSY L/H                      $[*]
D10-32-002-01       MLG SIDE STRUT ASSY L/H           $[*]
                    L/H MLG NTE                                     $[*]          65 days

D10-32-001-02       MLG ASSY R/H                      $[*]
D10-32-002-02       MLG SIDE STRUT ASSY R/H           $[*]
                    R/H MLG NTE                                     $[*]          65 days

                    [*]                               $[*]
                                                    --------




FEC CPN             DESCRIPTION                    [*] PRICE    [*] PER LEG       TAT
------------------------------------------------------------------------------------------
                    DC10-30
D10-32-005-02       NLG ASSY                          $[*]
D10-32-006-02       NLG DRAG BRACE ASSY               $[*]
                    NLG TOTAL NTE                                   $[*]          65 days

D10-32-001-03       MLG ASSY L/H                      $[*]
D10-32-002-03       MLG SIDE STRUT ASSY L/H           $[*]
                    L/H MLG NTE                                     $[*]          65 days

D10-32-001-04       MLG ASSY R/H                      $[*]
D10-32-002-04       MLG SIDE STRUT ASSY R/H           $[*]
                    R/H MLG NTE                                     $[*]          65 days

D10-32-003-01       CLG ASSY                          $[*]
D10-32-004-01       CLS DRAG BRACE ASSY               $[*]
                    R/H MLG NTE                                     $[*]          65 days

                    [*]                               $[*]
                                                    --------


                            LANDING GEAR PRICING SCHEDULE

                                        [*]


FEC CPN             DESCRIPTION                     [*] PRICE     [*] PER LEG           TAT
--------------------------------------------------------------------------------------------------
                    MD11
D10-32-005-()       NLG ASSY                         $[*]
D10-32-006-()       NLG DRAG BRACE ASSY              $[*]
                    NLG TOTAL NTE                                   $[*]          Not Applicable

D10-32-001-()       MLG ASSY L/H                     $[*]
D10-32-002-()       MLG SIDE STRUT ASSY L/H          $[*]
                    L/H MLG NTE                                     $[*]          Not Applicable

D10-32-001-()       MLG ASSY R/H                     $[*]
D10-32-002-()       MLG SIDE STRUT ASSY R/H          $[*]
                    R/H MLG NTE                                     $[*]          Not Applicable

D10-32-003-()       CLG ASSY                         $[*]
D10-32-004-()       CLG DRAG BRACE ASSY              $[*]
                    CLG NTE                                         $[*]          Not Applicable

                    [*]                              $[*]
                                                    --------



                    MD11 EXCHANGE FEE PRICE SCHEDULE

FEC CPN             DESCRIPTION                     EXCHANGE   EXCH PER LEG
----------------------------------------------------------------------------
                    MD11
D10-32-005-()       NLG ASSY                         $[*]
D10-32-006-()       NLG DRAG BRACE ASSY              $[*]
                    NLG EXCHANGE FEE                                $[*]

D10-32-001-()       MLG ASSY L/H                     $[*]
D10-32-002-()       MLG SIDE STRUT ASSY L/H          $[*]
                    L/H MLG EXCHANGE FEE                            $[*]

D10-32-001-()       MLG ASSY R/H                     $[*]
D10-32-002-()       MLG SIDE STRUT ASSY R/H          $[*]
                    R/H MLG EXCHANGE FEE                            $[*]

D10-32-003-()       CLG ASSY                         $[*]
D10-32-004-()       CLG DRAG BRACE ASSY              $[*]
                    CLG EXCHANGE FEE                                $[*]

                    SHIPSET EXCHANGE FEE             $[*]
                                                    -------



* FEC CPN's shown are derived from FEC Engineering "D10" Landing Gear Drawings and are used here for reference only.
Correct part numbers will be inserted when issued by FEC Engineering.

                           LANDING GEAR PRICING SCHEDULE

                                       [*]



FEC CPN             DESCRIPTION                    [*] PRICE    [*] PER LEG             TAT
--------------------------------------------------------------------------------------------------
                    A300-600
C23137XXX           NLG ASSY                         $[*]
C23109XXX           NLG TELESCOPIC STRUT             $[*]
                    NLG TOTAL NTE                                  $[*]            Not Applicable

D22497XXX           MLG ASSY L/H                     $[*]
C23111XXX           MLG BRACE ASSY L/H               $[*]
                    L/H MLG NTE                                    $[*]            Not Applicable

D22498XXX           MLG ASSY R/H                     $[*]
D23112XXX           MLG BRACE ASSY R/H               $[*]
                    R/H MLG NTE                                    $[*]            Not Applicable


                    [*]                              $[*]
                                                    --------


                    A300-600 EXCHANGE FEE PRICE SCHEDULE

FEC CPN             DESCRIPTION                     EXCHANGE   EXCH PER LEG
----------------------------------------------------------------------------
                    A300-600
C23137XXX           NLG ASSY                         $[*]
C23109XXX           NLG DRAG BRACE ASSY              $[*]
                    NLG EXCHANGE FEE                                $[*]

D22497XXX           MLG ASSY L/H                     $[*]
C23111XXX           MLG BRACE ASSY L/H               $[*]
                    L/H MLG EXCHANGE FEE                            $[*]

D22498XXX           MLG ASSY R/H                     $[*]
D23112XXX           MLG BRACE ASSY R/H               $[*]
                    R/H MLG EXCHANGE FEE                            $[*]

                    SHIPSET EXCHANGE FEE             $[*]
                                                    --------



*FEC CPN's shown are listed as OEM part numbers for reference only. Correct part numbers will be inserted when issued by FEC Engineering.

                           LANDING GEAR PRICING SCHEDULE

                                       [*]



FEC CPN             DESCRIPTION                    NTE PRICE    NTE PER LEG             TAT
--------------------------------------------------------------------------------------------------
                    A310-200
C23137XXX           NLG ASSY                         $[*]
C23109XXX           NLG TELESCOPIC STRUT             $[*]
                    NLG TOTAL NTE                                  $[*]            Not Applicable

D22121XXX           MLG ASSY L/H                     $[*]
D22129XXX           MLG BRACE ASSY L/H               $[*]
                    L/H MLG NTE                                    $[*]            Not Applicable

D22122XXX           MLG ASSY R/H                     $[*]
D22130XXX           MLG BRACE ASSY R/H               $[*]
                    R/H MLG NTE                                    $[*]            Not Applicable


                    [*]                              $[*]
                                                    --------


                    A310-200 EXCHANGE FEE PRICE SCHEDULE

FEC CPN             DESCRIPTION                     EXCHANGE   EXCH PER LEG
----------------------------------------------------------------------------
                    A310-200
C23137XXX           NLG ASSY                          $[*]
C23109XXX           NLG DRAG BRACE ASSY               $[*]
                    NLG EXCHANGE FEE                                $[*]

D22497XXX           MLG ASSY L/H                      $[*]
C23111XXX           MLG BRACE ASSY L/H                $[*]
                    L/H MLG EXCHANGE FEE                            $[*]

D22498XXX           MLG ASSY R/H                      $[*]
D23112XXX           MLG BRACE ASSY R/H                $[*]
                    R/H MLG EXCHANGE FEE                            $[*]

                    SHIPSET EXCHANGE FEE              $[*]
                                                    --------

* FEC CPN's shown are listed as OEM part numbers for reference only. Correct part numbers will be inserted when issued by FEC Engineering.

                            LANDING GEAR PRICING SCHEDULE

                                        [*]

     Conditions to the [*] for each Landing Gear Pricing Schedule are provided as follows:

1) [*] pricing shown in each schedule includes all labor, all bushings and all materials with a manufacturer's list price of less than:

                         $[*] for 727 Aircraft Components
                         $[*] for DC10 and MD10 Aircraft Components
                         $[*] for MD11 Aircraft Components
                         $[*] for A300 Aircraft Components
                         $[*] for A310 Aircraft Components

2)   [*] or [*] will be [*] for [*] for [*] respectively.

3) Material pricing for materials invoiced above the [*] price for all aircraft types, will be based on acquisition price. Material markup will be [*] of [*] price, not to exceed $[*] for any one line item.

                                       EXHIBIT B
                                   to that certain
                             Bailment/Service Agreement
                                       between
                             Federal Express Corporation
                                      ("FedEx")
                                         and
                                 Hawker Pacific, Inc.
                                  ("Hawker Pacific")


                         FEDEX AIRCRAFT COMPONENTS LIST TO BE
                               BAILED TO HAWKER PACIFIC

-------------------------------------------------------------------------------



          Exhibit "B" is dated as of September 1, 1997. On or before January 15, 1998, the column entitled FedEx Inventory Transfer Quantity will be updated to reflect the actual amounts of Aircraft Components Bailed to Hawker Pacific. The Parties agree that a new Exhibit "B" may be substituted at that time without changing any other provisions of the Agreement.

         FEDEX INVENTORY TO BE BAILED TO HAWKER PACIFIC, INC.    EXHIBIT "B"
                                                                 95-0102-002

----------------------------------------------------------------------------------------------------------
                                                                                                  FEDEX
                                                                                                INVENTORY
 ITEM       FEDEX P/N             MFG. P/N          KEYWORD                 DESCRIPTION          BAILMENT
----------------------------------------------------------------------------------------------------------
    1          3200002        D10-32-005-01       NLG ASSY            DC10-10 ACG7306-5535          1
----------------------------------------------------------------------------------------------------------
    2          3200004        65-57153-13         ASSY                ACTUATOR BEAM                 12
----------------------------------------------------------------------------------------------------------
    3          3200018        D10-32-002-01       BRACE               DC10-10 LH MLG SIDE           1
----------------------------------------------------------------------------------------------------------
    4          3200042        D10-32-003-01       GEAR AY             DC10-30 CENTER LANDING        1
----------------------------------------------------------------------------------------------------------
    5          3200046        D10-32-004-01       KIT ASSY            DC10-30 CLG DRAG BRACE        1
----------------------------------------------------------------------------------------------------------
    6          3200121        B27-32-017-03       GEAR AY             LH MAIN LANDING (210,000)     3
----------------------------------------------------------------------------------------------------------
    7          3200122        B27-32-017-01       GEAR AY             LH MAIN LANDING (170,000)     3
----------------------------------------------------------------------------------------------------------
    8          3200123        D10-32-001-03       GEAR AY             DC10-30 LH MAIN LANDING       1
----------------------------------------------------------------------------------------------------------
    9          3200124        B27-32-015-03       STRUT AY            -200 LH MLG SIDE(210,000)     4
----------------------------------------------------------------------------------------------------------
   10          3200125        B27-32-016-05       SUPPORT             LH MLG TRUNION                1
----------------------------------------------------------------------------------------------------------
   11          3200126        B27-32-016-01       SUPPORT             LH MLG TRUNION                3
----------------------------------------------------------------------------------------------------------
   12          3200127        B27-32-016-03       SUPPORT             LH MLG TRUNION                4
----------------------------------------------------------------------------------------------------------
   13          3200129        B27-32-017-05       GEAR AY             LH-MAIN LANDING (161,000)     3
----------------------------------------------------------------------------------------------------------
   14          3200134        D10-32-002-03       BRACE               DC10-30 LH MLG SIDE           1
----------------------------------------------------------------------------------------------------------
   15          3200141        ARG7322-1           BRACE               LOWER SIDE                    1
----------------------------------------------------------------------------------------------------------
   16          3200169        D10-32-001-01       GEAR AY             DC10-10 LH MAIN LANDING       1
----------------------------------------------------------------------------------------------------------
   17          3200170        D10-32-001-02       GEAR AY             DC10-10 RH MAIN LANDING       1
----------------------------------------------------------------------------------------------------------
   18          3200174        AYG750-5505         VALVE               MLG CONTROL                   1
----------------------------------------------------------------------------------------------------------
   19          3200185        B27-32-015-01       STRUT AY            727-100 MLG LH SIDE           4
----------------------------------------------------------------------------------------------------------
   20          3200191        ARG7025-5523        CYLINDER            MLG RETRACT                   2
----------------------------------------------------------------------------------------------------------
   21          3200193        B27-32-015-02       STRUT AY            727-100 MLG RH SIDE           4
----------------------------------------------------------------------------------------------------------
   22          3200195        65-57904-16         LINK AY             MLG RH TRUNNION               1
----------------------------------------------------------------------------------------------------------
   23          3200206        ARG7076-507         CYLINDER            MLG TRIM                      2
----------------------------------------------------------------------------------------------------------
   24          3200206        ARG7076-5509        CYLINDER            MLG TRIM
----------------------------------------------------------------------------------------------------------
   25          3200206        ARG7076-5511        CYLINDER            MLG TRIM
----------------------------------------------------------------------------------------------------------
   26          3200208        65-84405-6          SUPPORT             MLG TRUNION                   6
----------------------------------------------------------------------------------------------------------
   27          3200232        B27-32-012-01       BRACE AY            NLG DRAG                      1
----------------------------------------------------------------------------------------------------------
   28          3200233        D10-32-006-01       BRACE               DC10-10 NLG DRAG              1
----------------------------------------------------------------------------------------------------------
   29          3200234        D10-32-006-02       KIT ASSY            DC10-30 NLG DRAG BRACE        1
----------------------------------------------------------------------------------------------------------
   30          3200236        B27-32-013-01       PIN ASSY            NLG DRAG BRACE                3
----------------------------------------------------------------------------------------------------------
   31          3200256        ACG7144-5501        CYLINDER            NLG STEERING                  1
----------------------------------------------------------------------------------------------------------
   32          3200256        ACG7144-5503        CYLINDER            NLG STEERING
----------------------------------------------------------------------------------------------------------

                                        PAGE 1

       FEDEX INVENTORY TO BE BAILED TO HAWKER PACIFIC, INC.    EXHIBIT "B"
                                                               95-0102-002

----------------------------------------------------------------------------------------------------------
                                                                                                  FEDEX
                                                                                                INVENTORY
 ITEM       FEDEX P/N             MFG. P/N          KEYWORD                 DESCRIPTION          BAILMENT
----------------------------------------------------------------------------------------------------------
   33          3200256        ACG7144-5505        CYLINDER            NLG STEERING
----------------------------------------------------------------------------------------------------------
   34          3200256        AGC7144-5509        CYLINDER            NLG STEERING
----------------------------------------------------------------------------------------------------------
   35          3200256        ACG7439-5501        CYLINDER            NLG STEERING
----------------------------------------------------------------------------------------------------------
   36          3200256        ACG7429-5503        CYLINDER            NLG STEERING
----------------------------------------------------------------------------------------------------------
   37          3200267        B27-32-014-01       ASSY                NOSE GEAR                     5
----------------------------------------------------------------------------------------------------------
   38          3200271        ACG7330-5501        CYLINDER            NOSE GEAR LOCK                1
----------------------------------------------------------------------------------------------------------
   39          3200274        D10-32-005-02       GEAR AY             DC10-30 NOSE LANDING          1
----------------------------------------------------------------------------------------------------------
   40          3200276        ACG7440-5501        CYLINDER            NOSE STEERING                 1
----------------------------------------------------------------------------------------------------------
   41          3200276        ACG7440-5503        CYLINDER            NOSE STEERING
----------------------------------------------------------------------------------------------------------
   42          3200297        B27-32-017-02       GEAR AY             RH MAIN LANDING (170,000)     3
----------------------------------------------------------------------------------------------------------
   43          3200298        B27-32-017-04       GEAR AY             RH MAIN LANDING (210,000)     3
----------------------------------------------------------------------------------------------------------
   44          3200299        D10-32-001-04       GEAR AY             DC10-30 RH MAIN LANDING       1
----------------------------------------------------------------------------------------------------------
   45          3200300        B27-32-017-06       GEAR AY             RH MAIN LANDING (161,000)     3
----------------------------------------------------------------------------------------------------------
   46          3200301        65-17653-16         STRUT AY            RH MLG DRAG                   1
----------------------------------------------------------------------------------------------------------
   47          3200302        B27-32-015-04       STRUT AY            -200 RH MLG SIDE(210,000)     4
----------------------------------------------------------------------------------------------------------
   48          3200303        B27-32-016-04       SUPPORT             RH MLG TRUNION                4
----------------------------------------------------------------------------------------------------------
   49          3200304        B27-32-016-06       SUPPORT             RH MLG TRUNION                1
----------------------------------------------------------------------------------------------------------
   50          3200305        B27-32-016-02       SUPPORT             RH MLG TRUNION                3
----------------------------------------------------------------------------------------------------------
   51          3200307        D10-32-002-04       BRACE               DC10-30 RH MLG SIDE           1
----------------------------------------------------------------------------------------------------------
   52          3200322        D10-32-002-02       BRACE               DC10-10 RH MLG SIDE           1
----------------------------------------------------------------------------------------------------------
   53          3200325        ACG7011-1           COLLAR              STEERING                      1
----------------------------------------------------------------------------------------------------------
   54          3200337        ARG7007-501         LINK                TORQUE                        1
----------------------------------------------------------------------------------------------------------
   55          3200345        65-17654-37         LINK AY             TRUNNION LH MLG(161/170)      1
----------------------------------------------------------------------------------------------------------
   56          3200421        65-57904-29         LINK ASY            TRUNION LINK -200             1
----------------------------------------------------------------------------------------------------------
   57          3200433        ACG7348-1           DRAG LIN            NLG UPPER                     1
----------------------------------------------------------------------------------------------------------
   58          3210449        ARG7013-517         BRACE AS            MLG DRAG STRUT 10/10          1
----------------------------------------------------------------------------------------------------------
   59          3210759        65-17653-15         STRUT AY            LH MLG DRAG                   1
----------------------------------------------------------------------------------------------------------
   60          3211157        C23113010           BRACE               LH MLG STRUT                  2
----------------------------------------------------------------------------------------------------------
   61          3211158        C23114010           BRACE               RH MLG STRUT                  2
----------------------------------------------------------------------------------------------------------
   62          3211159        C23115010           LOCK                LH STRUT BRACE LINK           1
----------------------------------------------------------------------------------------------------------
   63          3211160        C23116010           LOCK                RH STRUT BRACE LINK           1
----------------------------------------------------------------------------------------------------------
   64          3211253        D22655000-2         DAMPER              MLG BOGIE BEAM PITCH          1
----------------------------------------------------------------------------------------------------------

       FEDEX INVENTORY TO BE BAILED TO HAWKER PACIFIC, INC.    EXHIBIT "B"
                                                               95-0102-002

----------------------------------------------------------------------------------------------------------
                                                                                                  FEDEX
                                                                                                INVENTORY
 ITEM       FEDEX P/N             MFG. P/N          KEYWORD                 DESCRIPTION          BAILMENT
----------------------------------------------------------------------------------------------------------
   65          3211272        A25452001-3         UPLOCK              RH MAIN LANDING GEAR          2
----------------------------------------------------------------------------------------------------------
   66          3211273        A25451001-3         UPLOCK              LH MAIN LANDING GEAR          2
----------------------------------------------------------------------------------------------------------
   67          3211274        A25421001-2         UPLOCK              NOSE LANDING GEAR             2
----------------------------------------------------------------------------------------------------------
   68          3211524        B27-32-015-05       STRUT AY            -200 LH MLG SIDE(191,000)     1
----------------------------------------------------------------------------------------------------------
   69          3211525        B27-32-015-06       STRUT AY            -200 RH MLG SIDE(191,000)     1
----------------------------------------------------------------------------------------------------------
   70          3212584        C23036-4            STRUT               A310 NLG TELESCOPIC (T)       1
----------------------------------------------------------------------------------------------------------
   71          3212768        C23037-402          STRUT AY            A310 ONLY NLG TELESCOPIC      1
----------------------------------------------------------------------------------------------------------
   72          321769         C23110-108          STRUT               NLG TELESCOPIC                2
----------------------------------------------------------------------------------------------------------
   73          3212773        C23109-1109         STRUT AY            NLG TELESCOPIC                1
----------------------------------------------------------------------------------------------------------

                                     EXHIBIT C
                                  to that certain
                             Bailment/Service Agreement
                                      between
                            Federal Express Corporation
                                     ("FedEx")
                                        and
                                Hawker Pacific, Inc.
                                 ("Hawker Pacific")

-------------------------------------------------------------------------------

     In accordance with the Bailment and Services Agreement dated as of September 1, 1997 between FedEx and Hawker Pacific, Hawker Pacific shall comply with the following in providing the Services:


                                  BAILMENT PROGRAM

1. Hawker Pacific shall provide a Serviceable Aircraft Component upon FedEx's request to replace an Aircraft Component sent to Hawker Pacific by FedEx for services. To the extent possible, Hawker Pacific shall ship a Serviceable Component "same day" to a designated FedEx location provided Hawker Pacific is notified prior to 5:00 p.m. Notification after 5:00 p.m. will result in shipment the following business day. For all standard orders received after 5:00 p.m., Hawker Pacific shall, to the extent possible, create an airbill in the FedEx system and shall provide a serviceable Component for shipment the next day.

EXCEPTION: For items requiring FedEx "heavyweight shipment", as defined within the FedEx Service Guide, or which requires shipment "over road", Hawker Pacific shall have [*] hours to make the Component available for shipment from the time it receives notification from FedEx.

2. Hawker Pacific shall maintain and perform all Services necessary to maintain the inventory of FedEx Components delivered to Hawker Pacific to support FedEx.

3. Hawker Pacific shall notify FedEx promptly if the inventory of FedEx Aircraft Components appears to be inadequate to support Hawker Pacific's ability to meet same or next day shipping of a Serviceable Component requirement.

4. Hawker Pacific must maintain the FedEx serviceable part tags as required by law on all FedEx Aircraft Components within FedEx's inventory pool.

5. Hawker Pacific shall obtain prior FedEx approval before substituting any serial number (from original received unit) for a Serviceable Component.

6. Hawker Pacific shall provide [*] hour, [*] day a week emergency service to FedEx. The maximum acceptable response time to ship Aircraft on Ground ("AOG") orders shall be no more than [*] hours after receipt of an order from FedEx. Transportation arrangements will be the responsibility of Hawker Pacific per AOG desk instructions. Transportation charges for AOG service will the responsibility of FedEx.

                                 DIRECT SHIP PROGRAM

INSTALLATION/REPLENISHMENT PROCESS

     In order to initiate the process by which Hawker Pacific directly ships a piece of Equipment to FedEx, the following steps must take place:

FEDEX     1.   Completes the Install Transaction Form in MAXI-MERLIN. This
PERSONNEL      will generate an Automatic Replenishment order at Hawker
               Pacific's facility.

HAWKER PACIFIC      2.   A Pick Ticket prints at Hawker Pacific's facility.

          3. If Notification is received by Hawker Pacific on or before 5:00 p.m. (Local), Hawker Pacific ships the Consigned Equipment or
                    Hawker Pacific Pool Equipment the same day.

          4. If Notification is received by Hawker Pacific after 5:00 p.m. (Local), Hawker Pacific will ship Consigned Equipment or Hawker Pacific Pool Equipment the following Working Day.

          5. If replacement stock is available, pulls unit from stock according to Pick ticket requirement and verifies manufacture part number and serial number on unit against serviceable tag.

               5.1  If no discrepancy, completes transaction MSIS.

               5.2 If a discrepancy is found, contacts the FedEx Program Manager immediately by fax or Email. FedEx Program Manager shall

                    a. report the discrepancy to FedEx's Asset Management Department or its successor;

                    b. instruct Hawker Pacific to ship an alternative Consigned Equipment (if one is available);

                    c. work with Hawker Pacific, Asset Management, to resolve discrepancy.

               6. Ships replacement unit with proper documentation via FedEx Services.

               7. If there is no Consigned Equipment available and/or Hawker Pacific elects not to provide Equipment it described in the Agreement in Section ___, the following steps must take place:

                    7.1 Hawker Pacific completes transaction known as MSIS in the MAXI-MERLIN System, Enters Pick Ticket Document Number, Enters Quantity of Zero, Press PF4.

                    NOTE: This will put the unit on backorder and set the NIS
                          (Not In Stock) flag.

                         FedEx shall receive replacement unit and verifies documents and part are correct.

                    8.1  Completes Receipt Transaction (MSTR)

                                      EXHIBIT D

                                  TASKS AND SERVICES

I. STANDARD BENCH CHECK, REPAIR, AND OVERHAUL SERVICES, OUT-OF-SCOPE SERVICES, AND MODIFICATIONS:

     A. When requested in writing by FedEx, Hawker Pacific shall, for the charges set forth on Exhibit A, provide labor, facilities, parts, Indirect Materials, inspection, tools and all other items or services necessary to perform the Services.

     B. Hawker Pacific will be the primary Service provider for FedEx's Aircraft Components listed in Exhibit A, excluding those for MD-11 aircraft.

     C. Bench Check, Repair, and Overhaul Services related to Aircraft Components shall, at a minimum, consist of:



-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
     BENCH CHECK                               REPAIR                           OVERHAUL
/ /  Perform a detailed test of      / /  Tear down Aircraft             / /  Teardown Aircraft
     the Aircraft Component               Component                           Component
     according to the OEM's          / /  Inspect Aircraft               / /  Inspect Aircraft
     recommended procedure                Component                           Component
     and FedEx's                     / /  Replace only the defective     / /  Replace all Components as
     Specifications.                      Components necessary to             required by OEM and
/ /  If the Aircraft Component            return Aircraft Component           FedEx's Specifications
     successfully completes the           to airworthy status. Aircraft       with new Components
     required test, issue                 Component Time Since                meeting FedEx's
     airworthiness certificate for        Overhaul (TSO) will not             Specifications.
     the Aircraft Component               be returned to zero time.      / /  Reassemble Aircraft
/ /  If the Aircraft Component       / /  If the Aircraft Component           Component.
     does not successfully                passes bench check and         / /  Bench check and test.
     complete the required test,          test, airworthiness            / /  After successfully
     airworthiness certificate is         certificate will be issued          completing the overhaul,
     NOT issued and an               / /  If the Aircraft Component           the Aircraft Component
     unserviceable tag is                 does not successfully               Time Since Overhaul
     attached.                            complete bench check and            (TSO) may be returned to
/ /  Unserviceable Aircraft               test, an airworthiness              "Zero".
     Component shall be                   certificate is NOT issued and  / /  Issue airworthiness
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
     serviced or handled further          an unserviceable tag is             certificate.
     in accordance with written           attached to Aircraft
     instructions provided by             Component stating the
     FedEx.                               reason for failure.
                                     / /  Unserviceable Aircraft
                                          Component are
                                          dispositioned per FedEx
                                          instructions.
                                     / /  When a repaired Aircraft
                                          Component passes a bench
                                          check, a "Maintenance
                                          Release Tag" is issued
                                          attesting to its'
                                          airworthiness.
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


II.  HAWKER PACIFIC EXCHANGE PROGRAM.

     A. Aircraft Components shall be a part of the Bailment Program and the Direct Ship Programs described in Exhibit "C".

     B. The FedEx line station requiring an exchange Aircraft Component will request the exchange in writing by issuance of a Service Order to the appropriate Hawker Pacific facility.

     C. The Hawker Pacific will ship an exchange Aircraft Component that has been serviced according to this Agreement to the applicable FedEx line station.

     D. The Aircraft Component removed from the FedEx aircraft will be returned to the Hawker Pacific.

     E. Every Aircraft Component so removed will be a Bench-Checked, Repaired, or Overhauled, as appropriate, and will be placed in the Hawker Pacific Pool. FedEx will then be invoiced for the applicable service according to the prices set forth on Exhibit "A". Additionally, FedEx will be invoiced for any Out-of-Scope Repairs, or Modifications performed at that time.

     III.   GUARANTEED TURNTIME SERVICE PROGRAM.

     A. The Hawker Pacific agrees to maintain the Turntimes for Services set forth on Exhibit "A".

     B. For Aircraft Components being provided pursuant to the Direct Ship Program, the Guaranteed Turntime shall be one (1) Working Day as set forth in Exhibit "C".

     C. For Aircraft Components being provided in the situation where there is an aircraft on the ground, the Guaranteed Turntime shall be four (4) hours.

     IV.   Charges for Out-of-Scope Services

     A. Out-of-Scope Services provided by the Hawker Pacific will be invoiced to FedEx based on a [*].

     B. Modifications that are outside of this Agreement are not included in the standard pricing provided in Exhibit "A". When additional Modifications are performed by the Hawker Pacific, said Modifications will be invoiced on [*].

     C. [*] pricing for Out-of-Scope Repairs, Modifications, and Missing Parts is outlined in the table below:


               ----------------------------------------------
               ----------------------------------------------
                TIME AND MATERIAL PRICING FOR
               ------------------------------
               ----------------------------------------------
                Labor Rate            $[*]
               ----------------------------------------------
                Material Markup       [*] to a cap of $[*]
               ----------------------------------------------
               ----------------------------------------------